As filed with the Securities and Exchange Commission on  March 1, 1999


                             Registration No.      333-9217


                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549

                                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [X]


     Pre-Effective Amendment No.                                          [ ]
     Post-Effective Amendment No.   7                                     [X]


                                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [X]


     Amendment No.   9                                                    [X]


                               ORCHARD SERIES FUND
               (Exact Name of Registrant as Specified in Charter)

                 8515 E. Orchard Road, Englewood, Colorado 80111
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (303) 689-3000

                                        W.T. McCallum
                            President and Chief Executive Officer
                         Great-West Life & Annuity Insurance Company
                                     8515 E. Orchard Road
                                  Englewood, Colorado 80111
                           (Name and Address of Agent for Service)

                                 Copies of Communications to:
                                   James F. Jorden, Esquire
                      Jorden Burt Boros Cicchetti Berenson & Johnson LLP
                       1025 Thomas Jefferson St. N. W., Suite 400 East
                                 Washington, D. C. 20007-0805

     Approximate Date of Proposed Public Offering: Upon this Registration Statement being declared effective.

It is proposed that this filing will become effective (check appropriate box)


        [ ] immediately upon filing pursuant to paragraph (b) of Rule 485 [X] on March 1, 1999 pursuant to paragraph (b) of Rule 485 [] 60 days after filing pursuant to paragraph (a)(1) of Rule 485 [ ] on pursuant to paragraph (a)(1) of Rule 485 [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485 [ ] on pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to the provisions of Rule 24f-2 of the Investment Company Act of 1940, Registrant has elected to register an indefinite number of shares.

                                     ORCHARD SERIES FUND

                             REGISTRATION STATEMENT ON FORM N-1A
                                    CROSS-REFERENCE SHEET

                                          PROSPECTUS
                                           (PART A)

Item       Caption


1          Cover Page
2          Summary of Expenses
3          Important Information about Your Investment - How the Funds Report Performance
4          Investment  Objectives  and Policies;  Common  Investment  Policies,  Practices and
           Risk Factors
5          Management of the Funds; Back Cover
6          Management of the Funds;  Important  Information about Your Investment - Dividends,
           Other Distributions and Taxes
7          Investing  in the  Funds  - How to Buy  Shares;  Investing  in the  Funds  - How to
           Exchange   Shares;   Investing  in  the  Funds  -  Other   Information;   Important
           Information about Your Investment - How the Funds Value Their Shares
8          Investing  in the  Funds  - How to Buy  Shares;  Investing  in the  Funds  -  Other
           Information;  Important  Information  about Your  Investment  - How the Funds Value
           Their Shares
9          Not Applicable

                             STATEMENT OF ADDITIONAL INFORMATION
                                           (PART B)

Item       Caption

10         Cover Page
11         Table of Contents
12         Not Applicable
13         Investment Objectives; Investment Policies and Practices; Investment Limitations
14         Management of the Funds
15         Management of the Funds
16         Management of the Funds
17         Portfolio Transactions
18         Other Information
19         Valuation of Portfolio Securities; Additional Purchase and Redemption Information
20         Dividends, Distributions and Taxes
21         Not Applicable
22         Investment Performance
23         Financial Statements





                                      OTHER INFORMATION
                                           (PART C)

Item       Caption

24         Financial Statements and Exhibits
25         Persons Controlled by or under Common Control
26         Number of Holders of Securities
27         Indemnification
28         Business and Other Connections of Investment adviser
29         Principal Underwriter
30         Location of Accounts and Records
31         Management Services
32         Undertakings






                                     ORCHARD SERIES FUND
                                The Orchard Money Market Fund
                               The Orchard Preferred Stock Fund
                                  The Orchard Index 500 Fund
                                  The Orchard Index 600 Fund
                               The Orchard Index European Fund
                                The Orchard Index Pacific Fund

                                    8515 East Orchard Road
                                     Englewood, CO 80111
                                       (800) 338 - 4015

This Prospectus describes five mutual funds that emphasize long-term growth of capital, and one (a money market fund) that emphasizes preservation of invested capital. GW Capital Management, LLC ("GW Capital Management"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company, serves as investment adviser to each of the Funds.


Each Fund is a separate mutual fund of the Orchard Series Fund (the "Trust"). This Prospectus contains important information about each Fund that you should consider before investing. Please read it carefully and save it for future reference.




This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                        The date of this Prospectus is March 1, 1999.

                                           CONTENTS

The Funds at a Glance
Brief description of each
Fund.......................................................................    3

How the Funds Report
Performance................................................................    7

Fees and Expenses
Each Fund's annual operating
expenses.................................................................     10

The Funds in Detail
Investment objectives and
policies....................................................................  12

More Information about the Funds........................................      13
Management of the Funds.................................................      15

Important Information About Your Investment................................   16

Investing in the Funds....................................................    17

Financial Highlights
A summary of financial data for each Fund..................................   20

                                    THE FUNDS AT A GLANCE


The following information about each Fund is only a summary of important information you should know. More detailed information about the Funds' investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in any of the Funds.



ORCHARD MONEY MARKET FUND.

The investment objective for this Fund is to:

o Seek as high a level of current income as is consistent with the preservation of capital and liquidity.

The principal investment strategies for this Fund include:


o       Investing in high-quality, short-term debt securities.

o Investing in securities that, when purchased, have the highest rating for short-term debt by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. ("Moody's) or Standard & Poor's Corporation ("S&P") (or unrated securities of comparable quality).


o       Investing in securities which are only denominated in U.S. dollars.

o Maintaining a dollar weighted average portfolio maturity of 90 days or less.

The principal investment risks for this Fund include:

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


o The market value of a money market instrument is affected by changes in interest rates. When interest rates rise, the market value of money market instruments declines and when interest rates decline, market value rises. When interest rates rise, money market instruments which can be purchased by the Portfolio will have lower yields.

ORCHARD PREFERRED STOCK FUND.

The investment objective for this Fund is to:

o Seek a high level of dividend income qualifying for the corporate dividends received deduction under applicable federal tax law.

The principal investment strategies for this Fund include:


o  Investing   primarily  in   cumulative   preferred   stocks  issued  by  U.S.
corporations.

o Investing in preferred stocks that, when purchased, have the highest rating by at least one nationally recognized statistical rating organization such as Moody's or S&P.

o Investing in preferred stocks that provide the best yield relative to comparable issues in the same sector of the market.


o       Investing in preferred stock which can be converted into common stocks.

The principal investment risks for this Fund include:



o Cumulative preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks may decline in response to negative changes in the credit rating of the issuing corporation. Also, the issuer may default on its obligations to pay interest.

        Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to those developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.


o When you sell your shares of the Fund, they could be worth less than what you paid for them.

ORCHARD STOCK INDEX FUNDS.

The investment objective for each of the Index Funds is to:


o Each Index Fund seeks investment results that track as closely as possible the total return of the common stocks that comprise its benchmark index.


The principal investment strategies for each Index Fund is to:

o Invest at least 80% in common stocks that comprise a specific benchmark index. Following is a list of the applicable indexes:

        FUND                                       BENCHMARK INDEX

Orchard Index 600 Fund                       Standard & Poor's (S&P) SmallCap
                                             600 Stock Index

Orchard Index 500 Fund                       S&P 500 Composite Stock Price Index

Orchard Index Pacific Fund                   Financial Times (FT)/S&P Actuaries
                                             Large-Cap Pacific Index

Orchard Index European Fund                  FT/S&P Actuaries Large-Cap European
                                             Index


EachIndex Fund may use futures contracts on market indexes and options on the futures contracts as a means of tracking the benchmark index.

The principal investment risks common to all the Index Funds include:

o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

o It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. Therefore, it is possible that an Index Fund could have poor investment results even if it is successful in tracking the return of the benchmark index.

o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

o Several factors will affect an Index Fund's ability to track precisely the performance of its benchmark index. For example, unlike benchmark indexes, which are merely unmanaged groups of securities, each Index Fund has operating expenses and those expenses will reduce the Index Fund's total return. In addition, an Index Fund may own less than all the securities of a benchmark index, which also may cause a variance between the performance of the Index Fund and its benchmark index.

o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Fund could be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Fund to lose more money than if the Fund had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

o When you sell your shares of any of the Index Funds, they could be worth less than what you paid for them.

The Orchard Index European, Orchard Index Pacific and Orchard Index 600 have the following additional risks:

o The Orchard Index Pacific Fund will invest in foreign securities. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.

o The Orchard Index European Fund will invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.

The Orchard Index 600 Fund invests in the stocks of small companies. The stocks of small companies often involve more risk and volatility than those of larger companies. Small companies are often dependent on a small number of products and have limited financial resources. They may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision.

                                         PERFORMANCE

Yield

Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance.


As of December 31, 1998, the Orchard Money Market Fund's 7-day yield was 4.68% and its effective yield was 5.19%.


Total Return


The resultsbar charts and table below provide an indication of the risk of investment in the Funds. The bar charts shows the Funds' performance for each calendar year since inception. The table shows how the Funds' average annual total returns for the one year and since inception periods compare to a broad based stock market index. The returns shown below are historical and are not an indication of future performance.


YEAR-BY-YEAR ANNUAL RETURNS

Orchard Preferred Stock

[OBJECT OMITTED]

3.94%
1998


During the periods shown in the chart for the Orchard Preferred Stock Fund, the highest return for a quarter was 1.94% (quarter ending March 31, 1998) and the lowest return for a quarter was -0.42% (quarter ending December 31, 1998).

Orchard Index 500

[OBJECT OMITTED]

27.71%
1998


During the periods shown in the chart for the Orchard Index 500 Fund, the highest return for a quarter was 21.16% (quarter ending December 31, 1998) and the lowest return for a quarter was -10.08% (quarter ending September 30, 1998).

Orchard Index 600

[OBJECT OMITTED]

-1.65%
1998


During the periods shown in the chart for the Orchard Index 600 Fund, the highest return for a quarter was 17.25% (quarter ending December 31, 1998) and the lowest return for a quarter was -20.076% (quarter ending September 30, 1998).

Orchard Index European

[OBJECT OMITTED]

27.35%
1998

During the periods shown in the chart for the Orchard Index European Fund, the highest return for a quarter was 19.13% (quarter ending March 31, 1998) and the lowest return for a quarter was -14.71% (quarter ending
September 30, 1998).


Orchard Index Pacific

[OBJECT OMITTED]
-0.12%
1998


During the periods shown in the chart for the Orchard Index Pacific Fund, the highest return for a quarter was 27.01% (quarter ending December 31, 1998) and the lowest return for a quarter was -13.94% (quarter ending September 30, 1998).

AVERAGE ANNUAL RETURNS
For the periods ended December 31, 1998, the past 1 year and inception to date:

                                                       Feb. 3, 1997 (inception)
                                               1998            to Dec. 31, 1998

Orchard Preferred Stock                           3.94%                 5.87%
Merrill Lynch DRD-Eligible Preferred Stock        6.42%                 8.05%
Index
Orchard Index 500                                27.71%                27.53%
S&P 500 Index                                    28.58%                28.39%
Orchard Index 600                                -1.65%                10.335
S&P 600 Index                                    -1.31%                10.89%
Orchard Index European                           27.35%                26.01%
FT/S&P-Actuaries Large-Cap European Index        29.32%                29.09%
Orchard Index Pacific                            -0.12%                -7.84%
FT/S&P-Actuaries Large-Cap Pacific Index          1.22%                -8.01%


The Merrill Lynch DRD-Eligible Preferred Stock Index is comprised of 43 domestic preferred stock issues paying dividends that are eligible for the corporate dividends received deduction. The index tracks the total return (dividend income plus capital appreciation) of its constituent preferred stocks.

The Merrill Lynch DRD Preferred Stock Index is sponsored by Merrill Lynch, which is responsible for determining which stocks are represented on the index. Total returns for the Merrill Lynch DRD Preferred Stock Index assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

The S&P 500 Composite Stock Price Index (the "S&P 500") is a widely recognized, unmanaged, market-value weighted index of 500 stock prices. The stocks which make up the S&P 500 trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.

The S&P Small Cap 600 Stock Index (the "S&P 600") is a widely recognized, unmanaged index of 600 stock prices. The index is market-value weighted, meaning that each stock's influence on the index's performance is directly proportional to that stock's "market value" (stock price multiplied by the number of outstanding shares). The stocks which make up the S&P 600 trade on the New York Stock Exchange, American Stock Exchange, or NASDAQ quotation system. The S&P 600 is designed to monitor the performance of publicly traded common stocks of the small company sector of the United States equities market.

Both the S&P 600 and the S&P 500 are sponsored by Standard & Poor's, which is responsible for determining which stocks are represented on the indexes. Total returns for the S&P 600 and the S&P 500 assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

The Financial Times/S&P-Actuaries Large-Cap Pacific Index (the "Pacific Index") and the Financial Times/S&P-Actuaries Large-Cap European Index (the "European Index") are unmanaged, market-value weighted indexes of equity securities traded on the stock exchanges of the countries represented in the respective indexes. They are designed to represent the performance of stocks in the large-cap sector of the markets from the countries included in the European and Pacific Rim regions of the world.

The Pacific Index and European Index are sponsored by the Financial Times-Stock Exchange International; Standard & Poor's; Goldman, Sachs and Company; and Nat West Securities, Ltd. Each of these entities has voting rights on a committee that is responsible for determining the composition of the stocks comprising the indexes.

                                      FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


SHAREHOLDER FEES (fees paid directly from your investment)

Sales Load Imposed on Purchases.............................................NONE

Sales Load Imposed on Reinvested Dividends..................................NONE

Deferred Sales Load.........................................................NONE

Redemption Fees.............................................................NONE

Exchange Fees...............................................................NONE



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                      Money  Preferred    Index      Index      Index         Index
                      Market   Stock      600         500        Pacific     European
                        Fund   Fund      Fund        Fund        Fund         Fund


Management Fees       0.20%        0.90%     0.60%     0.60%      1.00%       1.00%


Distribution
(12b-1) Fees          NONE         NONE      NONE       NONE     NONE         NONE

Other Expenses           3.37%  0.00%      0.00%     0.00%       0.52%        0.35%

Total Annual Fund++
Operating Expenses        3.57%   0.90%     0.60%     0.60%      1.52%        1.35%




++ GW Capital Management has agreed to reimburse "Other Expenses" for the Index Pacific Fund, the Index European Fund, and the Money Market Fund Because of this agreement, the total annual fund operating expenses which were charged for the Index Pacific and Index European Funds was 1.20% of net assets, and the total annual fund operating expenses for the Money Market Fund was 0.46% of net assets.

                                    Fund Expense Examples

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.


The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses are the amount of total operating expenses before reimbursement. Although your actual costs may be higher or lower due to the reimbursement agreement by GW Capital Management, based on these assumptions and without taking reimbursements into account, your costs would be:



Fund                         1 Year         3 Years       5 Years       10 Years


Money Market Fund            $ 357         $1,141        $2,027        $  4,763

Preferred Stock Fund         $  90         $  295        $  538        $1,344

Index 600 Fund               $  60          $  197        $  361        $  907

Index 500 Fund               $  60          $  197        $  361        $  907

Index Pacific Fund           $ 152          $  496        $  897        $2,210

Index European Fund          $ 135          $  441        $  800        $1,977



---------------------------
                                   Fees After Reimbursement

Fund                         1 Year         3 Years       5 Years       10 Years

Money Market Fund            $  46          $ 151         $  277        $ 700
Preferred Stock Fund         $  90          $  295        $  538        $1,344
Index 600 Fund               $  60          $  197        $  361        $  907
Index 500 Fund               $  60          $  197        $  361        $  907
Index Pacific Fund           $ 120          $  392        $  713        $1,769
Index European Fund          $ 120          $  392        $  713        $1,769

                                     THE FUNDS IN DETAIL

The following questions are designed to help you better understand an investment in one of the Orchard Funds.

Q:  What types of securities does the Orchard Money Market Fund purchase?

A: The Fund may invest in a variety of high-quality, short-term debt securities, including but not limited to: 1) securities issued or guaranteed as to principal and interest by the United States or its agencies or instrumentalities ("U.S. government securities"); 2) certificates of deposit, time deposits and bankers' acceptances; 3) commercial paper and other short-term corporate debt securities;
4) repurchase agreements; and 5) from time to time, floating rate notes and Eurodollar certificates of deposit.


Q: How do you know the investments purchased by the Orchard Money Market Fund are "high-quality?"

A: The Fund generally invests in securities that at the time of their purchase are: 1) rated in the highest category by at least one nationally recognized statistical rating organizations ("NRSRO"), such as Moody's and S&P; or 2) deemed by GW Capital Management under the guidelines of the Funds' Board of Trustees (the "Board of Trustees") to be of comparable quality to such rated securities.


Q:  What do you consider to be "short-term" securities?

A: The Fund invests in securities with remaining maturities not exceeding thirteen months, and maintains a dollar-weighted average portfolio maturity of ninety days or less.


Q: Please explain what is meant by a cumulative preferred stock, and if the Orchard Preferred Stock Fund invests only in this type of preferred stock.

A: The term cumulative refers to the security's preference as to payment of dividends. If for any reason an issuer is forced to suspend dividend payments, it must first do so on any outstanding common stock. If cumulative preferred dividends are suspended, the amount of any stated dividend not paid is placed in arrears and must be paid in total prior to the issuer resuming payment of any common stock dividends. There are other types of preferred stocks.

The Orchard Preferred Stock Fund may invest in both cumulative and non-cumulative preferred stocks. Non-cumulative preferred stocks have no right to receive any suspended dividend payments. A thorough credit check and business analysis is performed on any company issuing non-cumulative preferred stock in order to minimize the risk that a dividend payment may be suspended. Although the Preferred Stock Fund may invest in non-cumulative preferred stocks, none have been purchased to date.

Q: What is the difference between a preferred stock, such as those purchased for the Orchard Preferred Stock Fund, and a common stock?

A. As a company grows, common stock holders benefit as earnings begin to be paid out in the form of common stock dividends. If the company continues to be successful, dividend payments on its common stock are expected to grow over time. As well, many smaller, high-growth companies issue common stock which pays no dividends. In contrast, once a dividend is set on a preferred stock issue, it remains fixed over the life of the security.


Q: Since the dividend paid on preferred stocks is fixed, what is the difference between a cumulative preferred stock, such as those purchased for the Orchard Preferred Stock Fund and a corporate bond?

A: Most cumulative preferred stocks are issued with a fixed dividend and do not participate in any growth in dividends paid to owners of a company's common stock. In this manner, preferred stocks are more like traditional fixed income investments (bonds) than common stocks. The main difference between a corporate bond and a preferred stock is that a company may suspend a dividend payment on a preferred stock issue without the risk of default, which would occur if a scheduled interest payment is suspended on a bond issue. The primary reason the Orchard Preferred Stock Fund concentrates on investment grade preferred securities as fund holdings is to minimize the risk of loss of income that may result from holding non-investment grade preferred stock issues.



Q:  What indexes are the Orchard Index Funds trying to match the performance?

A: The Orchard Index Funds are managed to achieve returns similar to their Benchmark Indexes. The Funds attempt to reproduce the returns of their respective Benchmark Index by owning the securities contained in each index in as close as possible a proportion of the portfolio as each stock's weight in the Benchmark Index. The Funds may acquire this exposure by ownership of all the stocks in the Benchmark Index and by owning futures contracts, and options on such futures contracts, on the relevant index.



Q: If there is a decline in any of the markets represented by the underlying indexes will my investment decline in value?


A: The Orchard Index Funds are subject to the same market risks inherent in investing in any stock fund. Therefore, the change in value of each of the Index Funds will be similar to the change in value of the Fund's respective index, adjusting for Fund fees and expenses.



For all of the Orchard Funds, you should carefully consider your own investment goals, time horizon (the amount of time you plan to hold your shares of a Fund) and risk tolerance before investing in a Fund. There is no guarantee that any Fund will meet its investment objective.



                               MORE INFORMATION ABOUT THE FUNDS
The following pages contain more detailed information about the types of securities in which the Funds may invest, strategies GW Capital Management may use to achieve the Funds' investment objectives, and a summary of related risks. A complete listing of the Funds' investment limitations and more detailed information about their investment practices are contained in the Statement of Additional Information. All percentage limitations relating to the Funds' investment strategies are applied at the time a Fund acquires a security.


1.   Money Market Instruments and Temporary Investment Strategies


The Money Market Fund invests exclusively in money market instruments as its investment strategy. Therefore, the value of your investment in the Money Market Portfolio will be determined exclusively by the rewards and risks relating to money market instruments.

In addition, the non-money market Funds each may hold cash or cash equivalents and may invest in short-term, high-quality debt (money market) instruments as deemed appropriate by GW Capital Management. Also, the Orchard Preferred Stock Fund may invest up to 100% of its assets in money market instruments as deemed necessary by GW Capital Management for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Orchard Preferred Stock Fund take this action, it may not achieve its investment objective.


2.   Equity Securities


For each Fund, except the Orchard Money Market Fund, the principal investment strategy is to invest directly or indirectly in equity securities, such as common and preferred stocks, convertible stocks, and warrants. Therefore, as an investor in these Funds, the return on your investment will be based primarily on the risks and rewards of equity securities.


Equity prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Equity securities of smaller companies are especially sensitive to these factors.

 The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates.

Small and Medium Size Companies
Companies that are small or unseasoned (less then 3 years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less publicly information available about small or unseasoned companies. As a result, GW Capital Management when making a decision to purchase a security for a Portfolio may not be aware of some problems associated with the company issuing the security.


3.  Derivatives

Each Fund, other than the Orchard Money Market Fund, can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions. In addition, each Index Fund may use futures contracts on market indexes and options on the futures contracts as part of its principal investment strategy of seeking to track the performance of its benchmark index. Therefore, the risks associated with derivatives transactions are of particular interest to investors considering the Index Funds.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject a Fund to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that they buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If GW Capital Management judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.


4.  Foreign Investments

The Orchard Index European and Orchard Index Pacific Funds each pursue investment in foreign securities as their principal investment strategy.
Therefore, the risks associated with foreign securities are of particular interest to investors considering these Funds. As well, each of the other Funds, except the Orchard Money Market Fund, may, in a manner consistent with its investment objective and policies, invest in foreign securities. Securities of foreign companies generally have the same risk characteristics as those issued by U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject a Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly-available information about foreign companies than U.S. companies.

The Orchard Index European and Orchard Index Pacific Funds have substantial exposure to foreign markets since these Funds invest primarily in securities of foreign issuers. The non-money market Funds may have some exposure to foreign markets. This exposure is minimized since these Funds invest primarily in securities of U.S. issuers.

5.  Other Risk Factors

As a mutual fund, each Fund is subject to market risk. The value of a Fund's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Fund.


No Fund should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Fund.


                                   MANAGEMENT OF THE FUNDS


GW Capital Management provides investment advisory, accounting and administrative services to the Fund. GW Capital Management's address is 8515 East Orchard Road, Englewood, Colorado 80111. GW Capital Management provides investment management services for mutual funds and other investment portfolios representing assets of over $5.7 billion. GW Capital Management and its affiliates have been providing investment management services since 1969.


The aggregate fee paid to GW Capital Management for the fiscal year ending October 31, 1998 is as follows:

                    Fund                        Percentage of Average Net Assets
            Orchard Money Market                                  .20%
           Orchard Preferred Stock                                .90%
              Orchard Index 500                                   .60%
              Orchard Index 600                                   .60%
           Orchard Index European                                1.00%
            Orchard Index Pacific                                1.00%

Jim Desmond, Vice President, GW Capital Management, is responsible for the day-to-day management of the Orchard Preferred Stock Fund. He is also an Assistant Vice President at Great-West Life & Annuity Insurance Company, where he has managed GWL&A's separate account assets since 1991. From September 1987 to December 1991, he was an equity portfolio manager for the Colorado Public Employees Retirement Association. Jim is a Chartered Financial Analyst ("CFA"), and has approximately sixteen years equity analysis and portfolio management experience.

Year 2000 Issues

The services provided to the Fund by GW Capital Management depend on the smooth functioning of its computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The year 2000 problem could also have a negative impact on the companies in which the Funds invest. Any of these factors could have an adverse effect on the performance of the Funds. GW Capital Management has been actively working on necessary changes to its computer systems to deal with the year 2000 and to obtain assurances from our service providers that they are taking similar steps. GW Capital Management is working to avoid problems associated with the Year 2000 computer-related problems, but cannot provide absolute assurance that this problem will not have an adverse affect on the Funds.



                         IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Share Price


The transaction price for buying, selling, or exchanging a Fund's shares is the net asset value of that Fund. Each Fund's net asset value is generally calculated as of the close of trading on the New York Stock Exchange every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the NAV is calculated may differ. To the extent that a Fund's assets are traded in other markets on days when the NYSE is closed, the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Fund's assets may not occur on days when the Fund is open for business. Your share price will be next net asset value calculated after we receive your order in good form.

The net asset value of the Money Market Fund is determined by using the amortized cost method of valuation. Net asset value of each of the non-money market funds is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) , that security may be valued by another method that the Board of Trustees of Orchard Series Fund believes accurately reflects fair value.


We determine net asset value by dividing net assets of the Fund (the value of its investments, cash, and other assets minus its liabilities) by the number of the Fund's outstanding shares.

INVESTING IN THE FUNDS

How to buy shares
To open an account, mail a completed account application to:

        Orchard Series Fund
        8515 East. Orchard Road
        Englewood, CO 80111.

With the application form, you must either:

(1) include a check or money order made payable to the appropriate Fund in the amount that you wish to invest, or

(2) wire (electronically transfer) such amount to an account designated by the Transfer Agent, Financial Administrative Services Corporation.

If you wish to make an initial purchase of shares by wiring your investment, you must first call 1-800-338-4015 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on any day that the NYSE is open for trading to receive an account number. You will be asked to provide the following information:

o       the name in which the account will be established,
o       the account holder's address,
o       tax identification number, and
o       dividend distribution election.

If requested, you will be given the instructions that your bank will need to complete the wire transfer. Your bank may charge a fee for its wire transfer services. Presently, there is no charge by the Fund for its wire transfer services, but the Funds reserve the right to charge for these services.

Once you have established an account, you can purchase shares by mailing a check or money order made payable to the appropriate Fund. Be sure to include instructions telling us the name and number of your account. You can also purchase shares by wiring the amount that you wish to invest to your account.

The price to buy one share of a Fund is the Fund's net asset value next calculated after your order is received in proper form. Because you pay no commissions or sales charges when you purchase shares, a Fund's share price is equal to the Fund's net asset value per share.

Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.
Accordingly, a Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in GW Capital Management's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund.

Each Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

How to Sell Shares

The price to sell one share of each Fund is the Fund's net asset value next calculated after your order is received in proper form.

You can sell some or all your shares out of your account at any time. You can sell your shares only by mail. No sales may be made by telephone.

You can sell shares by sending a "letter of instruction" by regular or express mail to:

        8515 East Orchard Road
        Englewood, CO 80111.

 The letter should include:

(1)     the name of the account
(2)     the account number
(3)     the name of the Fund
(4)     the dollar amount or number of shares to be sold
(5)     any special payment instructions; and
(6) the signature(s) of the person(s) authorized to sell shares held in the account.


When you place an order to sell shares, please note the following:


o Normally, your request to sell shares will be processed the next business day, but the Fund may take up to seven days to process redemptions if making immediate payment would adversely affect a Fund.

o Redemption proceeds (other than exchanges) may be delayed until investments credited to your account have been received and collected, which can take up to seven business days (or longer as permitted by the SEC).

o You will not receive interest on amounts represented by uncashed redemption checks.

How to Exchange Shares

An exchange involves selling all or a portion of the shares of one Fund and purchasing shares of another Fund. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Funds after the exchange request is received in proper form. Before exchanging into a Fund, read its prospectus.

Please note the following policies governing exchanges:

o The minimum amount to be exchanged is the lesser of $500 or the remaining value in the Fund to be exchanged.
o       You can request an exchange in writing or by telephone.
o       Written requests should be submitted to:
        8515 East Orchard Road
        Englewood, CO 80111.
o The form should be signed by the account owner(s) and include the following information:
(1)     the name of the account
(2)     the account number
(3) the name of the Fund from which the shares of which are to be sold (4) the dollar amount or number of shares to be exchanged (5) the name of the Fund(s) in which new shares will be purchased; and (6) the signature(s) of the person(s) authorized to effect exchanges in the account.

o       You can request an exchange by telephoning 1-800-338-4015.
o Each Fund may refuse exchange purchases by any person or group if, in GW Capital Management's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o The policies and procedures to request purchases or exchanges of shares of the Funds by telephone may be modified, suspended, or terminated by a Fund at any time.
o If an account has more than one owner of record, the Funds may rely on the instructions of any one owner.
o Each account owner has telephone transaction privileges unless the Fund receives cancellation instructions from an account owner.
o The Transfer Agent will record telephone calls and has adopted other procedures to confirm that telephone instructions are genuine.
o The Funds will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as they use reasonable procedures to verify the identity of the investor.
o During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

Dividends and Capital Gains Distributions

Each Fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

The Orchard Money Market Fund ordinarily declares dividends from net investment income daily and distributes dividends monthly. The Orchard Preferred Stock Fund ordinarily distributes dividends from net investment income quarterly. The Orchard Index 500 and Orchard Index 600 Funds ordinarily distribute dividends semi-annually, while the Orchard Index Pacific and Orchard Index European ordinarily distribute dividends annually. All of the Funds generally distribute capital gains, if any, in December.

Distribution Options

You can either receive distributions in cash or reinvest them in additional shares of the Fund at the net asset value in effect on the reinvestment date. Unless you elect, by writing to the Trust, to receive your distributions in cash, they will be automatically reinvested. You can change the manner in which you receive distributions at any time by writing to:

        8515 East Orchard Road
        Englewood, Colorado 80111


Tax Consequences

As with any investment, your investment in a Fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from each Fund are subject to federal income tax, and may also be subject to state and local taxes. If you live outside the United States, the country where you reside could also tax your distributions. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares of the Fund. Distributions declared in December and paid in January are taxable as if they were paid on December 31.


For federal income tax purposes, each Fund's dividends and short-term capital gain distributions are taxable to you as ordinary income. Each Fund's long-term capital gains distributions are taxable to you generally as capital gains at a rate based on how long the securities were held by the Fund.


If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

In January of each year, the Trust will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a Fund is the difference between the cost of your shares and the price you receive when you sell them.

You will receive a consolidated transaction statement at least quarterly. You should keep your regular account statements, because the information they contain will be essential in calculating the amount and character of your gains and losses. It is your and your tax preparer's responsibility to determine whether a transaction will result in a taxable gain or loss and the amount of the tax to be paid, if any.

Effect of Foreign Taxes. Dividends and interest received by the Funds on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Funds ends on October 31 of each year. Twice a year shareholders of each Fund will receive a report containing a summary of the Fund's performance and other information.

                                     FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial history for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. Total returns for each period include the reinvestment of all dividends and distributions. The information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report. A free copy of the Annual Report is available upon request.

                            ORCHARD MONEY MARKET FUND

Selected data for a share of capital stock of the Fund for the year ended October 31, 1998 and the period ended October 31, 1997 are as follows:

                                                                    Period Ended October 31,
                                                           --------------------------------------------
                                                                 1998                       1997
                                                           -----------------          -----------------
                                                                                              (A)
Net Asset Value, Beginning of Period                        $     1.0000               $     1.0000

Income From Investment Operations

Net investment income                                             0.0513                     0.0363
                                                              --------------             --------------

Total Income From Investment Operations                           0.0513                     0.0363

Less Distributions

From net investment income                                       (0.0513)                   (0.0363)
                                                              --------------             --------------

Total Distributions                                              (0.0513)                   (0.0363)
                                                              --------------             --------------

Net Asset Value, End of Period                              $     1.0000               $     1.0000
                                                              ==============             ==============

Total Return/Yield                                                5.26%                      3.69%


Ratios/Supplemental Data


Net Assets, End of Period                                   $  3,274,248               $  3,110,727

Ratio of Expenses to Average Net    - Before Reimbursement        3.57%                      1.54%*
Assets
                                    - After Reimbursement         0.46%                      0.46%*
                                    #

Ratio of Net Investment Income to Average Net Assets              5.13%                      4.88%*





*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A) The portfolio commenced operations February 3, 1997.



                          ORCHARD PREFERRED STOCK FUND

Selected  data for a share  of  capital  stock  of the  Fund for the year  ended
October 31, 1998 and period ended October 31, 1997 are as follows:

                                                                    Period Ended October 31,
                                                           --------------------------------------------
                                                                1998                        1997
                                                           ----------------           -----------------
                                                                                              (A)
Net Asset Value, Beginning of Period                        $    10.1372               $    10.0000

Income From Investment Operations

Net investment income                                             0.5793                     0.4544
Net realized and unrealized gain (loss)                          (0.1256)                    0.1372
                                                              -------------              --------------

Total Income From Investment Operations                           0.4537                     0.5916

Less Distributions

From net investment income                                       (0.5340)                   (0.4544)
From realized gains
                                                              -------------              --------------

Total Distributions                                              (0.5340)                   (0.4544)
                                                              -------------              --------------

Net Asset Value, End of Period                              $    10.0569               $    10.1372
                                                              =============              ==============

Total Return                                                      4.52%                      6.04%


Ratios/Supplemental Data


Net Assets, End of Period                                   $  4,533,133               $  4,242,086

Ratio of Expenses to Average Net Assets                           0.90%                      0.90%*

Ratio of Net Investment Income to Average Net Assets              5.67%                      6.07%*

Portfolio Turnover Rate                                          48.89%                     10.05%



Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended October 31, 1998 were $2,080,581 and $2,121,926, respectively.


*Annualized

(A) The portfolio commenced operations February 3, 1997.





                             ORCHARD INDEX 500 FUND

Selected  data for a share  of  capital  stock  of the  Fund for the year  ended
October 31, 1998 and the period ended October 31, 1997 are as follows:

                                                                      Period Ended October 31,
                                                             -------------------------------------------
                                                                  1998                       1997
                                                             ----------------          -----------------
                                                                                               (A)
Net Asset Value, Beginning of Period                          $     11.6936             $     10.0000

Income From Investment Operations

Net investment income                                                0.1282                    0.0388
Net realized and unrealized gain                                     2.3471                    1.6936
                                                                -------------             --------------

Total Income From Investment Operations                              2.4753                    1.7324

Less Distributions

From net investment income                                          (0.0881)                  (0.0388)
From net realized gains
                                                                -------------             --------------
                                                                -------------

Total Distributions                                                 (0.0881)                  (0.0388)
                                                                -------------             --------------

Net Asset Value, End of Period                                $     14.0808             $     11.6936
                                                                =============             ==============

Total Return                                                        21.18%                    17.38%


Ratios/Supplemental Data


Net Assets, End of Period                                     $  605,087,390            $ 492,866,332

Ratio of Expenses to Average Net Assets                              0.60%                     0.60%*

Ratio of Net Investment Income to Average Net Assets                 0.96%                     1.67%*

Portfolio Turnover Rate                                             20.20%                     0.45%



Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended October 31, 1998 were $130,682,569 and $112,487,902, respectively.



* Annualized

(A) The portfolio commenced operations February 3, 1997.




                             ORCHARD INDEX 600 FUND


Selected  data for a share  of  capital  stock  of the  Fund for the year  ended
October 31, 1998 and the period ended October 31, 1997 are as follows:

                                                                    Period Ended October 31,
                                                           -------------------------------------------
                                                                  1998                       1997
                                                           ----------------           ----------------
                                                                                             (A)
Net Asset Value, Beginning of Period                        $    12.1191               $    10.0000

Income From Investment Operations

Net investment income                                             0.0255                     0.0238
Net realized and unrealized gain (loss)                          (1.3719)                    2.1191
                                                              -------------              -------------

Total Income (Loss) From Investment Operations                   (1.3464)                    2.1429

Less Distributions

From net investment income                                       (0.0167)                   (0.0238)
From net realized gains                                          (0.3260)
                                                              -------------              -------------

Total Distributions                                              (0.3427)                   (0.0238)
                                                              -------------              -------------

Net Asset Value, End of Period                              $    10.4300               $    12.1191
                                                              =============              =============

Total Return                                                    (11.37%)                    21.46%


Ratios/Supplemental Data


Net Assets, End of Period                                   $  4,883,597               $  5,469,919

Ratio of Expenses to Average Net Assets                           0.60%                      0.60%*

Ratio of Net Investment Income to Average Net Assets              0.22%                      0.30%*

Portfolio Turnover Rate                                          31.25%                     21.58%

Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended October 31, 1998 were $1,768,091 and $1,697,890, respectively.


*Annualized

(A) The portfolio commenced operations February 3, 1997.




                           ORCHARD INDEX EUROPEAN FUND


Selected  data for a share  of  capital  stock  of the  Fund for the year  ended
October 31, 1998 and the period ended October 31, 1997 are as follows:

                                                                      Period Ended October 31,
                                                                --------------------------------------
                                                                      1998                 1997
                                                                -----------------     ----------------
                                                                                              (A)
Net Asset Value, Beginning of Period                            $     11.6147           $     10.0000

Income From Investment Operations

Net investment income                                                  0.1285                  0.0343
Net realized and unrealized gain                                       2.3809                  1.6147
                                                                  ---------------         ------------

Total Income From Investment Operations                                2.5094                  1.6490

Less Distributions

From net investment income                                            (0.0152)                (0.0343)
From net realized gains                                               (0.0015)
                                                                  ---------------         ------------

Total Distributions                                                   (0.0167)                (0.0343)
                                                                  ---------------         ------------

Net Asset Value, End of Period                                  $     14.1074           $     11.6147
                                                                  ===============         ============

Total Return                                                          21.60%                  16.47%


Ratios/Supplemental Data


Net Assets, End of Period                                       $ 105,247,691           $  62,147,578

Ratio of Expenses to Average Net    - Before Reimbursement             1.35%                  1.74%*
Assets
                                    - After Reimbursement #            1.20%                  1.20%*

Ratio of Net Investment Income to Average Net Assets                   1.08%                  0.83%*

Portfolio Turnover Rate                                               32.58%                  5.69%

Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended October 31, 1998 were $45,999,464 and $26,886,845, respectively.

*Annualized

#  Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A) The portfolio commenced operations February 3, 1997.




                           ORCHARD INDEX PACIFIC FUND
Selected  data for a share  of  capital  stock  of the  Fund for the year  ended
October 31, 1998 and the period ended October 31, 1997 are as follows:

                                                                      Period Ended October 31,
                                                                --------------------------------------
                                                                      1998                 1997
                                                                -----------------     ----------------
                                                                                             (A)
Net Asset Value, Beginning of Period                            $      9.3167          $    10.0000

Income From Investment Operations

Net investment income                                                  0.0255                0.0163
Net realized and unrealized loss                                      (1.4214)              (0.6833)
                                                                  ---------------        -------------

Total Loss From Investment Operations                                 (1.3959)              (0.6670)

Less Distributions

From net investment income                                                                  (0.0163)
From net realized gains
                                                                  ---------------        -------------

Total Distributions                                                    0.0000               (0.0163)
                                                                  ---------------        -------------

Net Asset Value, End of Period                                  $      7.9208          $     9.3167
                                                                  ===============        =============

Total Return                                                         (14.98%)               (6.67%)


Ratios/Supplemental Data


Net Assets, End of Period                                       $  86,230,231          $  48,444,931

Ratio of Expenses to Average Net    - Before Reimbursement             1.52%                 1.80%*
Assets
                                    - After Reimbursement #            1.20%                 1.20%*

Ratio of Net Investment Income to Average Net Assets                   0.47%                 0.42%*

Portfolio Turnover Rate                                                8.94%                 0.04%

Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended October 31, 1998 were $52,556,565 and $5,183,265, respectively.


*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A) The portfolio commenced operations February 3, 1997.

                                    ADDITIONAL INFORMATION


The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Funds. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.


Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about a Fund, call 1-800-338-4015.

The SAI and the  annual  and  semi-annual  reports  are  available  on the SEC's
Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-7735.

                                      ORCHARD VALUE FUND
                                    8515 East Orchard Road
                                   Englewood, Colorado 80111
                                        (800) 784-4508

                                          PROSPECTUS


The Orchard Value Fund is divided into Class A and Class B shares. Each Class has different expenses which will affect performance. This Prospectus covers the Class A shares of Orchard Value Fund only.


Orchard Value Fund. This Fund seeks long-term capital appreciation by investing primarily in common stocks issued by U.S. companies when it is believed that such stocks are undervalued.


GW Capital Management, LLC ("GW Capital Management"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company, is the investment adviser to the Fund. CIC Asset Management, Inc. (the "Sub-Adviser" or "CIC"), as sub-adviser, manages the Value Fund on a day-to-day basis and makes all the investment decisions on behalf of the Value Fund, subject to the supervision of GW Capital Management and the Board of Trustees of the Fund.

The Value Fund is a separate mutual fund of the Orchard Series Fund (the "Trust"). This Prospectus contains important information about the Value Fund Class A shares that you should consider before investing. Please read it carefully and save it for future reference.


This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                        The date of this Prospectus is March 1, 1999.

                                       TABLE OF CONTENTS

                                                                                          Page
The Value Fund at a Glance
Brief description of the Fund........................................................       2

Fees and Expenses
The Value Fund's annual operating expenses...............................................   3

The Fund in Detail
Investment objectives and policies.......................................................   5

More Information about the Fund .......................................................     5

Management of the Fund................................................................      7

Performance............................................................................     8

Important Information About Your Investment...........................................     10

Investing in the Fund..............................................................        10

Financial Highlights
A summary of financial data for the Fund...........................................        14

                                  THE VALUE FUND AT A GLANCE


The following information about Orchard Value Fund Class A shares is only a summary of important information you should know. More detailed information about the Fund's investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Fund.



ORCHARD VALUE FUND

The investment objective for this Fund is to:

o Seek long-term capital appreciation by investing primarily in common stocks issued by U.S. companies when it is believed that such stocks are undervalued.

The principal investment strategies for this Fund include:

o Investing primarily in common stocks issued by U.S. companies traded on the various U.S. stock exchanges and in the over-the-counter markets.


o Investing primarily in stocks which the Sub-Adviser believes are undervalued.

o Selling stocks when the Sub-Adviser believes that they are fairly valued.


The principal investment risks for this Fund include:


o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.


o When you sell your shares of the Fund, they could be worth less than what you paid for them.

 FEES AND
 EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (fees paid directly from your investment)

Sales Load
Imposed on Purchases........................................................NONE

Sales Load
Imposed on Reinvested Dividends.............................................NONE

Deferred Sales Load.........................................................NONE

Redemption Fees.............................................................NONE


     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Value Fund


     Management Fees 1.00%

     Distribution (12b-1) Fees NONE

     Other Expenses 0.00%

     Total Annual Fund Operating Expenses 1.00%



     Fund Expense Example


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The

Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




Fund                 1 Year     3 Years        5 Years        10 Years


Orchard
Value Fund          $104.46        $342.09   $622.38        $1,549.92



     THE VALUE FUND IN DETAIL

The following questions are designed to help you better understand an investment in the Orchard Value Fund.

     Q: What types of securities does the Fund purchase for investment?

     A: The Fund invests primarily in common stocks issued by

     U.S. companies which are believed by the Sub-Adviser to be undervalued at the time of acquisition.


     Q: How does the Sub-Adviser determine that a stock is undervalued at the time of acquisition?

     A: In advance of actually purchasing a stock, the Sub-Adviser researches the company issuing the stock to identify companies whose stocks are inexpensive and considers factors which the Sub-Adviser believes will drive the price back to fair value. In making this determination, the Sub-Adviser will look for dividend yields greater than the

S&P 500
Index,
price/earnings ratios less than the S&P 500 Index and price-to-book ratios less than the S&P 500 Index.

     Q: Will a security be sold due to short-term earnings disappointment?


     A: No. The Sub-Adviser maintains a long-term approach. If the Sub-Adviser continues to believe the stock has the potential to grow to fair value, the stock will be not be sold due solely to short-term earnings disappointment.


You should carefully consider your own investment goals, time horizon (the amount of time you plan to hold your shares of the Fund) and risk tolerance before investing in the Fund. There is no guarantee that the Fund will meet its investment objective.



   MORE INFORMATION ABOUT THE FUND

     The following pages contain more detailed information about the types of securities in which the Fund may invest, strategies the Sub-Adviser may use to achieve the Fund's investment objective, and a summary of related risks. A complete listing of the Fund's investment limitations and more detailed information aboutits investment practices are contained in the Statement of Additional Information. All percentage limitations relating to the Funds' investment strategies are applied at the time a Fund acquires a security.

          1. Money Market Instruments and Temporary Investment Strategies

          While it is not a principal investment strategy, the Value Fund may hold cash or cash equivalents and may invest in short-term, high-quality debt (money market) instruments as deemed appropriate by GW Capital Management or the Sub-Adviser. The Value Fund may also invest up to 100% of its assets in money market instruments as deemed necessary by GW Capital Management or CIC for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Value Fund take this action, it may not achieve its investment objective.

2.
Equity Securities


     The Value Fund pursues investment in equity securities, such as common and preferred stocks, convertible stocks, and warrants as a principal investment strategy. Therefore, as an investor in these Funds, the return on your investment will be based primarily on the risks and rewards of equity securities. Equity prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Equity securities of smaller companies are especially sensitive to these factors. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates.

3.
Derivatives

While it is not a principal investment strategy, the Value Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as

"derivative" transactions.


Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that they buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

4. Foreign Investments

While it is not a principal investment strategy, the Value Fund may, in a manner consistent with its investment objective and policies, invest in foreign securities. Securities of foreign companies generally have the same risk characteristics as those issued by U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly-available information about foreign companies than U.S. companies. The exposure to foreign securities risk is minimized since this Fund invests primarily in securities of U.S. issuers.


5. Other Risk Factors

As a mutual

fund, the Value Fund is subject to market risk. The value of the Fund's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Fund.


The Value Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.


MANAGEMENT
OF THE FUND


The Fund is managed by GW Capital Management; however, GW Capital Management has entered into an agreement with CIC Asset Management, Inc. to act as a sub-adviser to the Value Fund. Under this agreement, CIC is responsible for the daily management of the Value Fund and for making decisions to buy, sell or hold portfolio securities. CIC's management activities are subject to review and supervision by GW Capital Management and the Board of Trustees of Orchard Series Fund.

GW   Capital   Management   provides   investment   advisory,   accounting   and
administrative services to the Fund. GW Capital

Management's address is 8515 East Orchard

Road, Englewood, Colorado 80111. GW Capital Management provides investment management services for mutual funds and other investment portfolios representing assets of over $5.7 billion. GW Capital Management and its affiliates have been providing investment management services since 1969.

The Sub-Adviser is a 100% employee owned and managed firm, registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. It is a California corporation with its principal business address at 633 West Fifth Street, Suite 1180, 11th Floor, Los Angeles, California 90017. The Sub-Adviser provides investment management services for the Orchard Value Fund and other investment portfolios representing assets of $352 million. The Sub-Adviser has been providing investment management services since 1990.


The fee paid to GW Capital Management for the fiscal year ending October 31, 1998 for the Orchard Value Fund was .50% of the average daily net asset value of the Orchard Value Fund. GW Capital Management is responsible for compensating CIC for its management services.

CIC utilizes a team of portfolio managers and analysts acting together to manage the assets of the Value Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund's portfolio as it deems appropriate in pursuit of the Fund's investment objective.


Year 2000 Issues

The services provided to the Fund by GW Capital Management depend on the smooth functioning of its computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The year 2000 problem could also have a negative impact on the companies in which the Fund invests. Any of these factors could have an adverse effect on the performance of the Fund. GW Capital Management has been actively working on necessary changes to its computer systems to deal with the year 2000 and to obtain assurances from our service providers that they are taking similar steps. GW Capital Management is working to avoid problems associated with the Year 2000 computer-related problems, but cannot provide absolute assurance that this problem will not have an adverse affect on the Fund.


CIC has been actively working on necessary changes to its computer systems to deal with the year 2000 and to work with CIC's service providers to assure that they are taking similar steps.

PERFORMANCE

For the period that the Orchard Value Fund has been in existence, the following is annual average return performance data. Please remember that the returns are based on past results and are not an indication of future performance.

Average Annual Returns

                 1 Year       5 Years        10 Years       Since
                                                            Inception*
Orchard
Value Fund          N/A            N/A             N/A        -5.08%+
S&P 500 Index**     28.581%        24.06%         19.21%       18.62%

     * The inception date for the Orchard Value Fund was March 2, 1998. + Through December 31, 1998.

Because the Fund has only been operating for a short period of time (less than one year), the following table shows consolidated performance information ("Sub-Adviser Accounts Composite") of the historical performance of institutional private accounts managed by the Sub-Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Orchard Value Fund. The data is provided to explain by example the past performance of the Sub-Adviser in managing substantially similar accounts and does not represent the performance of the Orchard Value Fund. You should not consider this performance data as an indication of future performance of the Fund or of the Sub-Adviser.

The Sub-Adviser Accounts Composite returns include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the Sub-Adviser's institutional private accounts. The institutional private account return data includes all actual fee-paying, discretionary institutional private accounts managed by the Sub-Adviser that have investment objectives, policies and strategies and risks substantially similar to those of the Orchard Value Fund.

The institutional private accounts that are included in the Sub-Adviser Accounts Composite are not subject to the same types of expenses which apply to the Orchard Value Fund. As a result, in the performance results for the institutional private accounts listed below, we assumed a total annual operating expense of 1.00%, which is the same as the Orchard Value Fund. In addition, the diversification requirements, specific tax restrictions and investment limitations imposed on the Orchard Value Fund by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code do not apply to the institutional private accounts. The investment results for the institutional private accounts presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Orchard Value Fund or an individual investor investing in the Fund. You should also be aware that the use of a different method from that used below to calculate performance could result in different performance data.

The return data provided below is calculated based on the SEC's formula for "standardized average annual total return" (described in the Statement of Additional Information), assuming a total annual operating expense of 1.00%, which is the same as the Orchard Value Fund.

     Average Annual Returns
                                                            Since
                  1 Year      5 Years        10 Years       Inception*

Sub-Adviser
Accounts
Composite
                 3.36%        17.78%          N/A           15.20%+
S&P 500
Index**          22.51%       24.06%          19.21%        18.29%

Commencement of investment operations was May 31, 1990.

     + Through December 31, 1998.

** The S&P 500 Index is an unmanaged index comprised of 500 stocks chosen for their general representation of the stock market composition by Standard & Poor's Corporation. The stocks which make up the S&P 500 trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.

The S&P 500 is sponsored by the Standard & Poor's, which is responsible for determining which stocks are represented on the indexes. Total returns for the S&P 500 assume reinvestment ofdividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.



IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Share Price


The transaction price for buying or selling the Fund's shares is the net asset value of that Fund. The Fund's net asset value is generally calculated as of the close of trading on the New York Stock Exchange every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the NAV is calculated may differ. To the extent that the Fund's assets are traded in other markets on days when the NYSE is closed, the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business. Your share price will be next net asset value calculated after we receive your order in good form.

Net asset value is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees of Orchard Series Fund believes accurately reflects fair value.


We determine net asset value by dividing net assets of the Fund (the value of its investments, cash, and other assets minus its liabilities) by the number of the Fund's outstanding shares.

                             INVESTING IN THE FUND

How to buy shares To open an account, mail a completed account application to:


Orchard Series Fund
8515 East Orchard Road
Englewood, CO 80111.

With the application form, you must either:

(1) include a check or money order made payable to the Fund in the amount that you wish to invest, or

(2) wire (electronically transfer) such amount to an account designated by the Transfer Agent, Financial Administrative Services Corporation.

If you wish to make an initial purchase of shares by wiring your investment, you must first call 1-800-784-4508 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on any day that the NYSE is open for trading to receive an account number. You will be asked to provide the following information:

o the name in which the account will be established, o the account holder's address, o tax identification number, and o dividend distribution election.

If requested, you will be given the instructions that your bank will need to complete the wire transfer. Your bank may charge a fee for its wire transfer services. Presently, there is no charge by the Fund for its wire transfer services, but the Fund reserves the right to charge for these services.

Once you have
established an account, you can purchase shares by mailing a check or money order made payable to the appropriate Fund. Be sure to include instructions telling us the name and number of your account. You can also purchase shares by wiring the amount that you wish to invest to your account.

The price to buy one share of the Fund is the Fund's net asset value next calculated after your order is received in proper form. Because you pay no commissions or sales charges when you purchase shares, the Fund's share price is equal to the Fund's net asset value per share.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.
Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in GW Capital Management's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund.

The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

How to Sell Shares

The price to sell one share of the Fund is the Fund's net asset value next calculated after your order is received in proper form.

You can sell some or all your shares out of your account at any time. You can sell your shares only by mail. No sales may be made by telephone.

You can sell shares by sending a "letter of instruction" by regular or express mail to:


8515 East Orchard Road
Englewood, CO 80111.

The letter should include:

(1) the name of the account (2) the account number (3) the name of the Fund (4) the dollar amount or number of shares to be sold (5) any special payment instructions; and (6) the signature(s) of the person(s) authorized to sell shares held in the account.

When you place an order to sell shares, please note the following:

o Normally, your request to sell shares will be processed the next business day, but the Fund may take up to seven days if making immediate payment would adversely affect the Fund.

o Redemption proceeds may be delayed until investments credited to your account have been received and collected, which can take up to seven business days (or longer as permitted by the SEC).

     o You will not receive interest on amounts represented by uncashed redemption checks.


Class A and Class B Shares

In addition to the Class A shares described in this prospectus, the Fund also offers Class B shares of Orchard Value Fund. Class A and Class B shares generally have similar operating expenses, except for certain distribution fees. Class A shares do not have any distribution fees. For additional information on Class B shares:

o
    Call 1-800-784-4508; or
o
    Contact us by mail at:

     8515 East Orchard Road
     Englewood, CO  80111

Other Information

o The policies and procedures to request purchases of Fund shares by telephone may be modified, suspended, or terminated by the Fund at any time. o If an account has more than one owner of record, the Fund may rely on the instructions of any one owner. o Each account owner has telephone transaction privileges unless the Fund receives cancellation instructions from an account owner. o The Transfer Agent will record telephone calls and has adopted other procedures to confirm that telephone instructions are genuine. o The Fund will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as they use reasonable procedures to verify the identity of the investor. o During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

Dividends and Capital Gains Distributions

The Fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

The Orchard Value Fund ordinarily distributes dividends semi-annually and generally distributes capital gains, if any, in December.

Distribution Options

You can either receive
distributions in cash or reinvest them in additional shares of the Fund at the net asset value in effect on the reinvestment date. Unless you elect, by writing to the Trust, to receive your distributions in cash, they will be automatically reinvested. You can change the manner in which you receive distributions at any time by writing to:


8515 East Orchard Road
Englewood, Colorado 80111

Tax Consequences

As with any investment, your investment in the Fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the Fund are subject to federal income tax, and may also be subject to state and local taxes. If you live outside the United States, the country where you reside could also tax your distributions. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares of the Fund. Distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal

income tax purposes, the Fund's dividends and short-term capital gain distributions are taxable to you as ordinary income. The Fund's long-term capital gains distributions are taxable to you generally as capital gains at a rate based on how long the securities were held by the Fund.


If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

In January of each year, the Trust will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Fund is the difference between the cost of your shares and the price you receive when you sell them.

You will receive a
consolidated transaction statement at least quarterly. You should keep your regular account statements, because the information they contain will be essential in calculating the amount and character of your gains and losses. It is your and your tax preparer's responsibility to determine whether a transaction will result in a taxable gain or loss and the amount of the tax to be paid, if any.

Effect of Foreign Taxes. Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on October 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial history for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. Total returns for each period include the reinvestment of all dividends and distributions. The information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report. A free copy of the Annual Report is available upon request.

                               ORCHARD VALUE FUND

Selected data for a share of capital stock of the Fund for the period March 2, 1998 (inception) to October 31, 1998, are as follows:

                                                                Period Ended
                                                                 October 31,
                                                                     1998
                                                              ----------------
                                                                    (B)
Net Asset Value, Beginning of Period                      $      10.0000

Income From Investment Operations

Net investment income                                             0.0730
Net realized and unrealized gain (loss)                          (1.0275)
                                                            ----------------

Total Loss From Investment Operations                            (0.9545)

Less Distributions

From net investment income                                       (0.0358)
From net realized gains
                                                            ----------------

Total Distributions                                              (0.0358)
                                                            ----------------

Net Asset Value, End of Period                            $       9.0097
                                                            ================

Total Return                                                     (9.58%)


Rations/Supplemental Data


Net Assets, End of Period                                 $     1,836,921

Ratio of Expenses to Average Net Assets                           1.00%*

Ratio of Net Investment Income to Average Net Assets              1.15%*

Portfolio Turnover Rate                                          79.58%



Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended October 31, 1998 were $3,544,272 and $1,509,921, respectively.

*Annualized

(B) The portfolio commenced operations March 2, 1998.

                                    ADDITIONAL INFORMATION


The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.


Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about the Fund, call 1-800-784-4508.

The SAI and the  annual  and  semi-annual  reports  are  available  on the SEC's
Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the Fund, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-7735.

                                      ORCHARD VALUE FUND
                                    8515 East Orchard Road
                                   Englewood, Colorado 80111
                                        (800) 784-4508

                                          PROSPECTUS


The Orchard Value Fund is divided into Class A and Class B shares. Each Class has different expenses which will affect performance. This Prospectus covers the Class B shares of Orchard Value Fund only.


Orchard Value Fund. This Fund seeks long-term capital appreciation by investing primarily in common stocks issued by U.S. companies when it is believed that such stocks are undervalued.


GW Capital Management, LLC ("GW Capital Management"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company, is the investment adviser to the Fund. CIC Asset Management, Inc. (the "Sub-Adviser" or "CIC"), as sub-adviser, manages the Value Fund on a day-to-day basis and makes all the investment decisions on behalf of the Value Fund, subject to the supervision of GW Capital Management and the Board of Trustees of the Fund.

The Value Fund is a separate mutual fund of the Orchard Series Fund (the "Trust"). This Prospectus contains important information about the Value Fund Class B shares that you should consider before investing. Please read it carefully and save it for future reference.


This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                        The date of this Prospectus is March 1, 1999.

                                       TABLE OF CONTENTS

                                                                                          Page
The Value Fund at a Glance
Brief description of the
Fund..............................................................................       3

Fees and Expenses
The Value Fund's annual operating expenses............................................   4

The Fund in Detail
Investment objectives and policies.....................................................  5

More Information about the Fund......................................................    5

Management of the Fund............................................................      7

Performance.......................................................................      8

Important Information About Your Investment.......................................      9

Investing in the Fund..............................................................    10

Financial Highlights
A summary of financial data for the Fund...........................................    13

                                    VALUE FUND AT A GLANCE


The following information about Orchard Value Fund Class B shares is only a summary of important information you should know. More detailed information about the Fund's investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Fund.



ORCHARD VALUE FUND

The investment objective for this Fund is to:

o Seek long-term capital appreciation by investing primarily in common stocks issued by U.S. companies when it is believed that such stocks are undervalued.

The principal investment strategies for this Fund include:

o Investing primarily in common stocks issued by U.S. companies traded on the various U.S. stock exchanges and in the over-the-counter markets.


o       Investing primarily in stocks which the Sub-Adviser believes.

o Selling stocks when the Sub-Adviser believes that they are fairly valued.


The principal investment risks for this Fund include:


o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.


o When you sell your shares of the Fund, they could be worth less than what you paid for them.

                                FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (fees paid directly from your investment)

Sales Load Imposed on Purchases.............................................NONE

Sales Load Imposed on Reinvested Dividends..................................NONE

Deferred Sales Load.........................................................NONE

Redemption Fees.............................................................NONE


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

           Value
           Fund


Management Fees                    1.00%

Distribution (12b-1) Fees          0.25%

Other Expenses                     0.00%

Total Annual Fund
Operating Expenses                 1.25%




Fund Expense Examples


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The

Example
assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




Fund           1 Year         3 Years        5 Years   10 Years

Orchard
Value Fund     $130.42        $426.02        $773.17   $1,913.79

                            THE VALUE FUND IN DETAIL

The following questions are designed to help you better understand an investment in the Orchard Value Fund.

Q: What types of securities does the Fund purchase for investment?

A: The Fund invests primarily in common stocks issued by

U.S. companies which are believed by the Sub-Adviser to be undervalued at the time of acquisition.


Q:  How does the
Sub-Adviser determine that a stock is undervalued at the time of acquisition?

A: In advance of actually purchasing a stock, the Sub-Adviser researches the company issuing the stock to identify companies whose stocks are inexpensive and considers factors which the Sub-Adviser believes will drive the price back to fair value. In making this determination, the Sub-Adviser will look for dividend yields greater than the

S&P 500 Index,
price/earnings ratios less than the S&P 500 Index and price-to-book ratios less than the S&P 500 Index.

Q: Will a security be sold due to short-term earnings disappointment?


A:  No.
The Sub-Adviser maintains a long-term approach. If the Sub-Adviser continues to believe the stock has the potential to grow to fair value, the stock will be not be sold due solely to short-term earnings disappointment.


You should carefully consider your own investment goals, time horizon (the amount of time you plan to hold your shares of the Fund) and risk tolerance before investing in the Fund. There is no guarantee that the Fund will meet its investment objective.



MORE INFORMATION ABOUT THE FUND The following pages contain more detailed information about the types of securities in which the Fund may invest, strategies the Sub-Adviser may use to achieve the Fund's investment objectives, and a summary of related risks. A complete listing of the Fund's investment limitations and more detailed information about their investment practices are contained in the Statement of Additional Information. All percentage limitations relating to the Funds' investment strategies are applied at the time a Fund acquires a security.


1. Money Market Instruments and Temporary Investment Strategies

     While it is not a principal investment strategy, the Value Fund may hold cash or cash equivalents and may invest in short-term, high-quality debt (money market) instruments as deemed appropriate by GW Capital Management or the Sub-Adviser. The Value Fund may also invest up to 100% of its assets in money market instruments as deemed necessary by GW Capital Management or CIC for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Value Fund take this action, it may not achieve its investment objective.

2.

Equity Securities


The Value Fund pursues investment in equity securities, such as common and preferred stocks, convertible stocks, and warrants as a principal investment strategy. Therefore, as an investor in these Funds, the return on your investment will be based primarily on the risks and rewards of equity securities. Equity prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Equity securities of smaller companies are especially sensitive to these factors. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates.


3. Derivatives

While it is not a principal investment strategy, the Value Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that they buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.


4. Foreign Investments


While it is not a principal investment strategy, the Value Fund may, in a manner consistent with its investment objective and policies, invest in foreign securities. Securities of foreign companies generally have the same risk characteristics as those issued by U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly-available information about foreign companies than U.S. companies. The exposure to foreign securities risk is minimized since this Fund invests primarily in securities of U.S. issuers.


5. Other Risk Factors

As a mutual

fund, the Value Fund is subject to market risk. The value of the Fund's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Fund.


The Value Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.


                             MANAGEMENT OF THE FUND


The Fund is managed by GW Capital Management; however, GW Capital Management has entered into an agreement with CIC Asset Management, Inc. to act as a sub-adviser to the Value Fund. Under this agreement, CIC is responsible for the daily management of the Value Fund and for making decisions to buy, sell or hold portfolio securities. CIC's management activities are subject to review and supervision by GW Capital Management and the Board of Trustees of Orchard Series Fund.

GW   Capital   Management   provides   investment   advisory,   accounting   and
administrative services to the Fund. GW Capital

Management's address is 8515 East Orchard

Road, Englewood, Colorado 80111. GW Capital Management provides investment management services for mutual funds and other investment portfolios representing assets of over $5.7 billion. GW Capital Management and its affiliates have been providing investment management services since 1969.

CIC is a 100% employee owned and managed firm, registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. It is a California corporation with its principal business address at 633 West Fifth Street, Suite 1180, 11th Floor, Los Angeles, California 90017. CIC provides investment management services for the Orchard Value Fund and other investment portfolios representing assets of $352 million. CIC has been providing investment management services since 1990.


The fee paid to GW Capital Management for the fiscal year ending October 31, 1998 for the Orchard Value Fund was .50% of the average daily net asset value of the Orchard Value Fund. GW Capital Management is responsible for compensating CIC for its management services.

CIC utilizes a team of portfolio managers and analysts acting together to manage the assets of the Value Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund's portfolio as it deems appropriate in pursuit of the Fund's investment objective.


Year 2000  Issues

The services provided to the Fund by GW Capital Management depend on the smooth functioning of its computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The year 2000 problem could also have a negative impact on the companies in which the Fund invests. Any of these factors could have an adverse effect on the performance of the Fund. GW Capital Management has been actively working on necessary changes to its computer systems to deal with the year 2000 and to obtain assurances from our service providers that they are taking similar steps. GW Capital Management is working to avoid problems associated with the Year 2000 computer-related problems, but cannot provide absolute assurance that this problem will not have an adverse affect on the Fund.


CIC has been actively working on necessary changes to its computer systems to deal with the year 2000 and to work with CIC's service providers to assure that they are taking similar steps.



                                  PERFORMANCE

Because no Class B shares of the Orchard Value Fund have been sold, there is no performance data for the Class B shares. However, the following table shows consolidated performance information ("Sub-Adviser Accounts Composite") of the historical performance of institutional private accounts managed by the Sub-Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Orchard Value Fund. The data is provided to explain by example the past performance of the Sub-Adviser in managing substantially similar accounts and does not represent the performance of the Orchard Value Fund. You should not consider this performance data as an indication of future performance of the Fund or of the Sub-Adviser.

The Sub-Adviser Accounts Composite returns include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the Sub-Adviser's institutional private accounts. The institutional private account return data includes all actual fee-paying, discretionary institutional private accounts managed by the Sub-Adviser that have investment objectives, policies and strategies and risks substantially similar to those of the Orchard Value Fund.

The institutional private accounts that are included in the Sub-Adviser Accounts Composite are not subject to the same types of expenses which apply to the Orchard Value Fund. As a result, in the performance results for the institutional private accounts listed below, we assumed a total annual operating expense of 1.25%, which is the same as the Orchard Value Fund. In addition, the diversification requirements, specific tax restrictions and investment limitations imposed on the Orchard Value Fund by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code do not apply to the institutional private accounts. The investment results for the institutional private accounts presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Orchard Value Fund or an individual investor investing in the Fund. You should also be aware that the use of a different method from that used below to calculate performance could result in different performance data.

The return data provided below is calculated based on the formula for "standardized average annual total return" (described in the Statement of Additional Information), assuming a total annual operating expense of 1.25%, which is the same as the Orchard Value Fund.

Average Annual Returns                          Since
               1 Year    5 Years   10 Years  Inception*
Sub-Adviser
Accounts
Composite      3.10%     17.49%    N/A       14.91%+
S&P 500
Index**
               28.58%    24.06%    19.21%    18.29%


* Commencement of investment operations was May 31, 1990.

+  Through December 31, 1998.

** The S&P 500 Index is an unmanaged index comprised of 500 stocks chosen for their general representation of the stock market composition by Standard & Poor's Corporation. The stocks which make up the S&P 500 trade on the New York Stock Exchange, the American Stock

Exchange, or the NASDAQ National Market System. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.

The S&P 500 is sponsored by the Standard & Poor's, which is responsible for determining which stocks are represented on the indexes. Total returns for the S&P 500 assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.



IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Share Price


The transaction price for buying or selling the Fund's shares is the net asset value of that Fund. The Fund's net asset value is generally calculated as of the close of trading on the New York Stock Exchange every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the NAV is calculated may differ. To the extent that the Fund's assets are traded in other markets on days when the NYSE is closed, the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business. Your share price will be next net asset value calculated after we receive your order in good form.

Net asset value is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees of Orchard Series Fund believes accurately reflects fair value.


We determine net asset value by dividing net assets of the Fund (the value of its investments, cash, and other assets minus its liabilities) by the number of the Fund's outstanding shares.

                             INVESTING IN THE FUND

How to buy shares To open an account, mail a completed account application to:


Orchard Series Fund
8515 East Orchard Road
Englewood, CO 80111.

With the application form, you must either:

(1) include a check or money order made payable to the Fund in the amount that you wish to invest, or

(2) wire (electronically transfer) such amount to an account designated by the Transfer Agent, Financial Administrative Services Corporation.

If you wish to make an initial purchase of shares by wiring your investment, you must first call 1-800-784-4508 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on any day that the NYSE is open for trading to receive an account number. You will be asked to provide the following information:

o the name in which the account will be established, o the account holder's address, o tax identification number, and o dividend distribution election.

If requested, you will be given the instructions that your bank will need to complete the wire transfer. Your bank may charge a fee for its wire transfer services. Presently, there is no charge by the Fund for its wire transfer services, but the Fund reserves the right to charge for these services. Once you have established an account, you can purchase shares by mailing a check or money order made payable to the appropriate Fund. Be sure to include instructions telling us the name and number of your account. You can also purchase shares by wiring the amount that you wish to invest to your account.

The price to buy one share of the Fund is the Fund's net asset value next calculated after your order is received in proper form. Because you pay no commissions or sales charges when you purchase shares, the Fund's share price is equal to the Fund's net asset value per share.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.
Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in GW Capital Management's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund.

The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

How to Sell Shares

The price to sell one share of the Fund is the Fund's net asset value. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

You can sell some or all your shares out of your account at any time. You can sell your shares only by mail. No sales may be made by telephone.

You can sell shares by sending a "letter of instruction" by regular or express mail to:

8515 East Orchard Road
Englewood, CO 80111.

The letter should include:

(1) the name of the account
(2) the account  number
(3) the name of the Fund
(4)the  dollar  amount  or number  of  shares  to be sold
(5) any  special  payment instructions;  and
(6) the signature(s) of the person(s) authorized to sell shares held in the account.

When you place an order to sell shares, please note the following:

o Normally, your request to sell shares will be processed the next business day, but the Fund may take up to seven days if making immediate payment would adversely affect the Fund.

o Redemption proceeds may be delayed until investments credited to your account have been received and collected, which can take up to seven business days (or longer as permitted by the SEC).

     o You will not receive interest on amounts represented by uncashed redemption checks.


Class A  and Class  B Shares

In addition to the Class B shares described in this prospectus, the Fund also offers Class A shares of Orchard Value Fund. Class A and Class B shares generally have similar operating expenses, except for certain distribution fees. Class B shares have a 0.25% distribution (12b-1 fee). Because these fees are paid out of the Value Fund's Class B assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Class A shares do not have any distribution fees. For additional information on Class A shares:

o
    Call 1-800-784-4508; or
o
    Contact us by mail at:

     8515 East Orchard Road
     Englewood, CO  80111

Other Information

o The policies and procedures to request purchases of Fund shares by telephone may be modified, suspended, or terminated by the Fund at any time. o If an account has more than one owner of record, the Fund may rely on the instructions of any one owner. o Each account owner has telephone transaction privileges unless the Fund receives cancellation instructions from an account owner. o The Transfer Agent will record telephone calls and has adopted other procedures to confirm that telephone instructions are genuine. o The Fund will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as they use reasonable procedures to verify the identity of the investor. o If you are unable to reach the Fund during periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

Dividends and Capital Gains Distributions

The Fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

The Orchard Value Fund ordinarily distributes dividends semi-annually and generally distributes capital gains, if any, in December.

Distribution Options

You can either receive
distributions in cash or reinvest them in additional shares of the Fund at the net asset value in effect on the reinvestment date. Unless you elect, by writing to the Trust, to receive your distributions in cash, they will be automatically reinvested. You can change the manner in which you receive distributions at any time by writing to:

8515 East Orchard Road
Englewood, Colorado 80111

Tax Consequences

As with any investment, your investment in the Fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the Fund are subject to federal income tax, and may also be subject to state and local taxes. If you live outside the United States, the country where you reside could also tax your distributions. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares of the Fund. Distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal

income tax purposes, the Fund's dividends and short-term capital gain distributions are taxable to you as ordinary income. The Fund's long-term capital gains distributions are taxable to you generally as capital gains at a rate based on how long the securities were held by the Fund.


If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

In January of each year, the Trust will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Fund is the difference between the cost of your shares and the price you receive when you sell them.

You will receive a
consolidated transaction statement at least quarterly. You should keep your regular account statements, because the information they contain will be essential in calculating the amount and character of your gains and losses. It is your and your tax preparer's responsibility to determine whether a transaction will result in a taxable gain or loss and the amount of the tax to be paid, if any.

Effect of Foreign Taxes. Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on October 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

                                   FINANCIAL HIGHLIGHTS

There are no financial highlights for Class B shares as none were sold in 1998.

                             ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about the Fund, call 1-800-784-4508.

The SAI and the  annual  and  semi-annual  reports  are  available  on the SEC's
Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the Fund, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-7735.

ORCHARD SERIES FUND

   (the
 "Trust")



  Orchard
   Money
Market Fund

  Orchard
 Preferred
Stock Fund

  Orchard
 Index 600
   Fund

  Orchard
 Index 500
   Fund

  Orchard
   Index
  Pacific
   Fund

  Orchard
   Index
 European
   Fund

  Orchard
Value Fund

   (the
 "Funds")







                                  STATEMENT OF
                                   ADDITIONAL
                                  INFORMATION
                                    ("SAI")



Throughout this SAI, "the Fund" is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a

Prospectus and should be read together with the Prospectuses for the Funds dated March 1, 1999. Requests for copies of the Prospectuses should be made by writing to: Secretary, Orchard Series Fund, at 8515 East Orchard Road, Englewood, Colorado 80111, or by calling (303) 689-3000. The financial statements appearing in the Annual Report, which accompanies this SAI, are incorporated into this SAI by reference.




                                         March 1, 1999

           TABLE OF CONTENTS




Page INFORMATION ABOUT THE FUNDS 2

INVESTMENT LIMITATIONS 2

INVESTMENT POLICIES AND PRACTICES 3

     MANAGEMENT OF THE FUND 12

     INVESTMENT ADVISORY SERVICES 13

     DISTRIBUTION SERVICES 15

     PORTFOLIO TRANSACTIONS. 15

     PURCHASE, REEMPTION AND PRICING OF SHARES 17

     INVESTMENT PERFORMANCE 18

     DIVIDENDS, DISTRIBUTION AND TAXES 20

     OTHER INFORMATION 23

     APPENDIX 26

     FINANCIAL STATEMENTS 28

                          INFORMATION ABOUT THE FUNDS

The Orchard Series

Fund is an open-end management investment company organized as a Delaware business trust (the Trust) on July 23, 1996. The Trust offers seven diversified investment portfolios, commonly known as mutual funds (the Funds). The Trust commenced business as an investment company on February 3, 1997. The Funds are "no-load," meaning you pay no sales charges or distribution fees (other than with respect to Class B shares of the Orchard Value Fund). GW Capital Management, LLC ("GW Capital Management"), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), serves as the Funds' investment adviser.


Diversified Portfolio of Securities

     Each Fund will operate as a diversified investment portfolio of the Trust. This means that at least 75% of the value of its total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer is neither more than 5% of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer.


                             INVESTMENT LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise indicated, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, the indicated percentage or quality standard limitation will be determined immediately after and as a result of a Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. A Fund's fundamental investment policies and limitations cannot be changed without approval by vote of a "majority of the outstanding voting shares" (as defined in the Investment Company Act of 1940 ("the 1940 Act")) of the Fund.

Each Fund will not:

(1) Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry; provided that with respect to the Money Market Fund there shall be no limitation on the purchase of U.S. government securities or of certificates of deposit and bankers' acceptances; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction.

(2) Purchase or sell interests in commodities, commodities contracts, oil, gas or other mineral exploration or development programs, or real estate, except that a Fund may purchase securities of issuers which invest or deal in any of the above; provided, however, that the Funds, except the Money Market Fund, may invest in futures contracts on financial indexes, foreign currency transactions and options on permissible futures contracts.

(3) (a) purchase any securities on margin, (b) make short sales of securities, or (c) maintain a short position, except that a Fund (i) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) other than the Money Market Fund, may make margin payments in connection with transactions in futures contracts and currency futures contracts and enter into permissible options transactions, and (iii) may make short sales against the box.

     (4) Make loans, except as provided in limitation (5) below and except through the purchase of obligations in private placements (the purchase of publicly-traded obligations are not being considered the making of a loan) and through repurchase agreements.

(5) Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value at the time of the loan, provided that such loan shall be made in accordance with the guidelines set forth under "Lending of Portfolio Securities" in this Statement of Additional Information.

(6) Borrow, except that a Fund may borrow for temporary or emergency purposes. The Fund will not borrow unless immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings of the Fund. If such asset coverage falls below 300 percent, the Fund will within three days thereafter reduce the amount of its borrowings to an extent that the asset coverage of such borrowings will be at least 300 percent. Reverse repurchase agreements and other investments which are "covered" by a segregated account or an offsetting position in accordance with applicable SEC requirements ("covered investments") do not constitute borrowings for purposes of the 300% asset coverage requirement. The Fund will repay all borrowings in excess of 5% of its total assets before any additional investments are made. Covered investments will not be considered borrowings for purposes of applying the limitation on making additional investments when borrowings exceed 5% of total assets.

(7) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in limitation (6) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof. A Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities will exceed 10% of the value of the Fund's shares. This limitation shall not apply to segregated accounts.

(8) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(9) Issue senior securities. The issuance of more than one series or classes of shares of beneficial interest, obtaining of short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, short sales against the box, the purchase or sale of permissible options and futures transactions (and the use of initial and maintenance margin arrangements with respect to futures contracts or related options transactions), the purchase or sale of securities on a when issued or delayed delivery basis, permissible borrowings entered into in accordance with a Fund's investment objectives and policies, and reverse repurchase agreements are not deemed to be issuances of senior securities.


                       INVESTMENT POLICIES AND PRACTICES

Except as described below and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the Funds' investment policies set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

The following pages contain more detailed information about types of securities in which the Funds may invest, investment practices and techniques that GW Capital Management or any sub-adviser may employ in pursuit of the Funds' investment objectives, and a discussion of related risks. GW Capital Management and/or its sub-advisers may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the Funds' investment objectives and policies and that doing so will help the Funds achieve their objectives. Unless otherwise indicated, each Fund may invest in all these securities or use all of these techniques.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Bankers' Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Funds generally will not invest in acceptances with maturities exceeding 7 days where to do so would tend to create liquidity problems.

Borrowing. The Funds may borrow from banks or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Certificates of Deposit.
A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

Commercial Paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Eurodollar Certificates of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

Foreign Currency Transactions. The Funds, other than the Money Market Fund, may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Funds may also use options and futures contracts relating to foreign currencies for the same purposes.

When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by GW Capital Management.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars into a foreign currency, or from one foreign currency into another foreign currency. For example, if a Fund held investments denominated in Deutschemarks, the Fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

Under certain
conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on GW Capital Management's skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as GW Capital Management anticipates. For example, if a currency's value rose at a time when GW Capital Management had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If GW Capital Management hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if GW Capital Management increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that GW Capital Management's use of currency management strategies will be advantageous to the Funds or that it will hedge at an appropriate time.

Foreign Securities. Each Fund, except the Money Market Fund, may invest in foreign securities and securities issued by U.S. entities with substantial foreign operations in a manner consistent with its investment objective and policies. Such foreign investments may involve significant risks in addition to those risks normally associated with U.S. equity investments.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.

Most foreign
securities in a Fund will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund's investments (even if the price of the investments is unchanged) and changes in the dollar value of a Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Fund declares and pays a dividend, or between the time when a Fund accrues and pays an operating expense in U.S. dollars.

American Depository Receipts ("ADRs"), as well as other "hybrid" forms of ADRs including European depository Receipts and Global Depository Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificate are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer's country.

Futures. See "Futures and Options" below.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, except the Money Market Fund which may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Fund's net asset value. Under the supervision of the Board of Trustees, GW Capital Management determines the liquidity of portfolio securities and, through reports from GW Capital Management, the Board of Trustees monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are "restricted securities" which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as "Rule 144A securities") that can be resold to qualified institutional investors may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Trustees.

A Fund may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Lending of Portfolio Securities. Each Fund from time-to-time may lend its portfolio securities to brokers, dealers and financial institutions. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income.

Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by GW Capital Management to be of good standing. Furthermore, they will only be made if, in GW Capital Management's judgment, the consideration to be earned from such loans would justify the risk.

GW Capital Management understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions:
(1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower Quality Debt Securities. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. GW Capital Management and its sub-advisers will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Money MarketInstruments and Temporary Investment Strategies. In addition to the Money Market Fund, the other Funds each may hold cash or cash equivalents and
may invest in short-term,   high-quality   debt   instruments (that  is  in
"money   market instruments") as deemed appropriate by GW Capital Management, or may invest any or all of their assets in money market instruments as deemed necessary by GW Capital Management for temporary defensive purposes.

The types of money market instruments in which the Funds may invest include, but are not limited to: (1) acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such bank (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (5) asset-backed securities; and (6) repurchase agreements.

Mortgage-Backed Securities. Mortgage backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Options. See "Futures and Options" below.

Preferred Stock. Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.

Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by GW Capital Management.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by GW Capital Management. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Stripped Treasury Securities. Each Fund may invest in zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.

Short Sales
"Against the Box." Short sales "against the box" are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Time Deposits. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

U.S. Government Securities. These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still other are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Variable Amount Master Demand Notes. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.

Variable or Floating Rate Securities.
These securities have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the Funds to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, the Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued and  Delayed-Delivery Transactions.
When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if GW Capital Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, liquid assets having a value equal to or greater than the Fund's purchase commitments; likewise a Fund will segregate securities sold on a delayed-delivery basis.

Futures and Options

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, in completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, Except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer
typically attempts  to  participate  in  potential   price  increases  of  the
underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at is current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices
rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, because a call writer gives up some ability to participate in security price increases.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

Asset Coverage for Futures and Options Positions. The Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Limitations on Futures and Options Transactions. The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. The Funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Funds can commit assets to initial margin deposits and option premiums. Accordingly, to the extent that a Fund may invest in futures contracts and options, a Fund may only enter into futures contract and option positions for other than bona fide hedging purposes to the extent that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund. This limitation on a Fund's permissible investments in futures contracts and options is not a fundamental investment limitation and may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to assets held to cover its options or futures positions could also be impaired.


                             MANAGEMENT OF THE FUND

The Fund is governed by the Board of Trustees. The Board is responsible for overall management of the Funds' business affairs. The Trustees meet at least 4 times during the year to, among other things, oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review performance.

Trustees and Officers

The trustees and executive officers of the Trust, their ages, position(s) with the Trust, and principal occupations during the past 5 years (or as otherwise indicated) are set forth below. The business address of each trustee and officer is 8515 East Orchard Road, Englewood, Colorado 80111 (unless otherwise indicated). Those trustees and officers who are "interested persons" (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Trust or GW Capital Management are indicated by an asterisk (*).

Rex  Jennings  (74),  Trustee;  President  Emeritus,  Denver  Metro  Chamber  of
Commerce.

     Richard P. Koeppe (67), Trustee; Retired Superintendent, Denver Public Schools.

     *Douglas L. Wooden (42), Trustee and President; Executive Vice President, Financial Services (1998 to Present); Senior Vice President, Financial
     Services of GWL&A (1996-1998);Senior Vice President, Chief Financial Officer of GWL&A (1991-1996)

*James D. Motz (49), Trustee; Executive Vice President, Employee Benefits of GWL&A (1997 to present) Senior Vice President, Employee Benefits of GWL&A (1991-1997).

     Sanford Zisman (59), Trustee; Attorney, Zisman & Ingraham, P.C.

     *David G. McLeod (36), Treasurer; Vice President, Investment Operations, (1998 to Present) Assistant Vice President, Investment Administration of GWL&A (1994 to 1998); Manager, Securities and Equities Administration of GWL&A (1992-1994).

     *Bruce  Hatcher (35),  Assistant  Treasurer,  Manager,  Investment  Company
     Administration (1998 - present); Associate Manager, Separate Account Administration (1993-1998)

     *Beverly A. Byrne (43), Secretary,  is Assistant Vice President,  Associate
     Counsel and Assistant Secretary of GWL&A (1997 - present); Assistant Counsel and Assistant Secretary of GWL&A (1993-1997).

Compensation

The Trust pays no salaries or compensation to any of its officers or Trustees affiliated with GW Capital Management or its affiliates. The chart below sets forth the annual fees paid or expected to be paid to the non-interested Trustees and certain other information.


                    R.P. Koeppe         R. Jennings         S. Zisman

Compensation
Received from
the Trust
                    $10,000                  $10,000             $10,000

Pension
or Retirement
Benefits Accrued as
Fund Expense*
                    $0                       $0                       $0

Estimated
Annual Benefits
Upon Retirement
                    $0
                                             $0                       $0

Total
Compensation
Received from the
Trust and All
Affiliated Funds*
                    $19,000             $21,000                  $21,000

*       As of

        October 31, 1998 there were thirty-six funds for which the Trustees served as Trustees or Directors of which seven are Funds of the Trust.

As of January 31, 1999, no person owned of record or beneficially 5% or more of the shares outstanding of the Trust or any Fund except GW Capital Management and its affiliates which owned 92% of the Funds' outstanding shares as of the date of this Statement of Additional Information. Therefore, GWL&A would be deemed to control each Fund as the term "control" is defined in the Investment Company Act of 1940. As of the date of this Statement of Additional Information, the trustees and officers of the Trust, as a group, owned of record or beneficially less than 1% of the outstanding share of each Fund.


                          INVESTMENT ADVISORY SERVICES

Investment Adviser

GW Capital Management, LLC is a Colorado limited liability company, located at 8515 East Orchard Road, Englewood, Colorado 80111, and serves as investment adviser to the Trust pursuant to an Investment Advisory Agreement dated December 5, 1997. GW Capital Management is a wholly-owned subsidiary of GWL&A, which is a wholly-owned subsidiary of The Great-West Life Assurance Company ("Great-West"), a Canadian stock life insurance company. Great-West is a 99.4% owned subsidiary of Great-West Lifeco Inc., which in turn is an 86.4% owned subsidiary of Power Financial Corporation, Montreal, Quebec. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation of Canada. Mr. Paul Desmarais, and his associates, a group of private holding companies, have voting control of Power Corporation of Canada.

Investment Advisory  Agreement

The Investment Advisory Agreement became effective on December 5, 1997 and as amended effective March 1, 1998. As approved, the Agreement will remain in effect until April 1, 1999, and will continue in effect from year to year if approved annually by the Board of Trustees including the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of each Fund. Any amendment to the Agreement becomes effective with respect to a Fund upon approval by vote of a majority of the voting securities of the Fund. The agreement is not assignable and may be terminated without penalty with respect to any Fund either by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund or by GW Capital Management, each on 60 days notice to the other party.

Under the terms of investment advisory agreement with the Trust, GW Capital Management acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the Funds in accordance with its investment objective, policies and limitations. GW Capital Management also provides the Funds with all necessary office facilities and personnel for servicing the Funds' investments, compensates all officers of the Funds and all Trustees who are "interested persons" of the Trust or of GW Capital Management, and all personnel of the Funds or GW Capital Management performing services relating to research, statistical and investment activities.

In addition, GW Capital Management, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Funds. These services include providing facilities for maintaining the Trust's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining the Funds' records and the registration of the Funds' shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management Fees

Each Fund pays a management fee to GW Capital Management for managing its investments and business affairs. GW Capital Management is paid monthly at an annual rate of a Fund's average net assets according to the following schedule.

                                                          MANAGEMENT FEE
                                                         (as a percentage
                                                        of average net assets)
                                                        -------------------

Money Market Fund                                                 0.20%
Preferred Stock Fund                                              0.90%
Index 600 Fund                                                    0.60%
Index 500 Fund                                                    0.60%
Index Pacific Fund                                                1.00%
Index European Fund                                               1.00%
Value Fund                                                        1.00%


For the period November 1, 1997 to October 31, 1998, GW Capital Management was paid a fee for its services as follows: Money Market $6,353; Preferred Stock $39,747; Index 600 $32,959; Index 500 $3,382,480; Index Pacific $594,906; Index
European $860,075; and Value (Class A shares) $12,940.


Sub-Adviser

CIC Management, Inc. serves as the sub-adviser to the Value Fund pursuant to a sub-advisory agreement dated March 1, 1998. CIC is a 100% employee owned and managed firm, registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. It is a California corporation with its principal business address at 707 Wilshire Boulevard, 55th Floor, Los Angeles, California 90017.

The Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Value Fund. Subject to review and supervision by the Investment Adviser and the Board of Trustees, the Sub-Adviser is responsible for the actual management of the Value Fund and for making decisions to buy, sell or hold any particular securities. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its employees and officers connected with the investment and economic research, trading and investment management for the Value Fund.

Sub-Advisory Fees


GW Capital Management is responsible for compensating CIC, which receives monthly compensation from the Investment Adviser at the annual rate of .50% of the average daily net asset value of the Orchard Value Fund up to $25 million,
 .40% on the next $75 million and .30% of such value in excess of $100 million. For the period March 2, 1998 (inception) to October 31, 1998, CIC was paid $8,024 for its services.


Expenses of the Funds

In addition
to the management fees paid to GW Capital Management, the Trust pays certain other costs including, but not limited to, (a) brokerage commissions; (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Funds; (c) interest charges on borrowing; (d) fees and expenses of registering the shares of the Funds under the applicable federal securities laws and of qualifying shares of the Funds under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications; (e) expenses of printing and distributing the Funds' prospectus and other reports to shareholders; (f) costs of proxy solicitations; (g)
transfer agent fees; (h) charges and expenses of the Trust's custodian; (i) compensation and expenses of the "independent" trustees; and (j) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligations of the Trust to indemnify its trustees and officers with respect thereto.

Subject to revision, GW Capital Management has voluntarily agreed to reimburse the Index Pacific Fund, the Index European Fund, and the Money Market Fund to the extent that total operating expenses, but excluding interest, taxes, brokerage commissions, and extraordinary expenses, exceed 1.20%, 1.20%, and 0.46%, respectively, of average net assets.

DISTRIBUTION  SERVICES

The Trust has entered into a distribution agreement with One Orchard Equities, Inc. ("OOE"), an affiliate of the Trust. OOE is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"). The distribution agreement calls for OOE to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, which are continuously offered at net asset value.

The Fund has adopted a separate distribution plan (the "Plan") for Class B shares of the Orchard Value Fund pursuant to appropriate resolutions of the Board of Trustees in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges.

Pursuant to the Plan, the Orchard Value Fund may compensate the distributor, One Orchard Equities, Inc. ("OOE"), for its expenditures in financing any activity primarily intended to result in the sale of Orchard Value Fund Class B shares and for maintenance and personal service provided to Class B shareholders. The expenses of the Orchard Value Fund pursuant to the Plan are accrued on a fiscal year basis and may not exceed with respect to the Class B shares of the Orchard Value Fund, the annual rate of 0.25% of the Orchard Value Fund's daily net assets attributable to Class B shares. All or any portion of this fee may be remitted to brokers or other persons who provide distribution or shareholder account services.

Under the terms of the Class B 12b-1 Plan (the "Plan"), OOE provides to the Fund, for review by Board of Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan was adopted by a majority vote of the Board of Trustees, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Trust as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan. In approving the Plan, the Trustees identified and considered a number of potential benefits which the Plan may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plan will benefit the Orchard Value Fund and its current and future shareholders. Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendment to the Plan must also be approved by the Board of Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plan, or by vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund affected thereby. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).


For the period March 2, 1998 (inception) to October 31, 1998, only Class A shares of the Value Fund were sold.




                      PORTFOLIO TRANSACTIONS AND BROKERAGE



Subject to the direction of the Board of Trustees, GW Capital Management is primarily responsible for placement of Funds' portfolio transactions. GW Capital Management has no obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Trust to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While GW Capital Management generally will seek reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

Transactions on U.S. futures and stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated transactions in the United States. Prices for over-the-counter transactions usually include an undisclosed commission or "mark-up" that is retained by the broker or dealer effecting the trade. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission which is paid by the issuer to the underwriter or dealer. Transactions in U.S. government securities occur usually through issuers and underwriters of and major dealers in such securities, acting as principals. These transactions are normally made on a net basis and do not involve payment of brokerage commissions.

In placing portfolio transactions, GW Capital Management may give consideration to brokers or dealers which provide supplemental investment research, in addition to such research obtained for a flat fee, and pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may charge for the same transaction. Such supplemental research ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. Supplemental research obtained through brokers or dealers will be in addition to and not in lieu of the services required to be performed by GW Capital Management. The expenses of GW Capital Management will not necessarily be reduced as a result of the receipt of such supplemental information. GW Capital Management may use any supplemental investment research obtained for the benefit of the Funds in providing investment advice to its other investment advisory accounts, and may use such information in managing its own accounts. Conversely, such supplemental information obtained by the placement of business for GW Capital Management will be considered by and may be useful to GW Capital Management in carrying out its obligations to the Trust.

If in the best interests of both one or more Funds and other client accounts of GW Capital Management, GW Capital Management may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain favorable overall execution. When this occurs, GW Capital Management will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, GW Capital Management may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Funds and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Funds, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold.


No brokerage commissions have been paid by the Orchard Money Market Fund or the Orchard Preferred Stock Fund for the years ended December 31, 1997 and December 31, 1998. For the years 1997 and 1998, respectively, the Funds paid commissions as follows: Index 500 Fund - $4,691 and $39,686; Index 600 Fund - $1,662 and $8,060 ; Index Pacific Fund - $58,711 and $31,590; Index European Fund - $175,545 and $89,753. The Orchard Value Fund (Class A shares) paid commissions in the amount of $7,357 in 1998.

Portfolio Turnover

The turnover
rate for each Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Fund during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.

There are no fixed limitations regarding the portfolio turnover of the Funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Fund may be disposed of when appropriate in GW Capital Management's judgment.

With respect to any Fund, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Fund and, thus, indirectly by its shareholders. Higher portfolio turnover may also increase a shareholder's current tax liability for capital gains by increasing the level of capital gains realized by a Fund.


Based upon the formula for calculating the portfolio turnover rate, as stated above, the portfolio turnover rate for each Fund (other than the Money Market
Fund) for the period November 1, 1997 to October 31, 1998 is as follows:


Fund
Preferred Stock Fund
                              48.89%
Index 600 Fund                31.25%
Index 500 Fund                20.20%
Index  Pacific Fund            8.94%
Index European Fund           32.58%
Value Fund                    79.58%



Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary from year to year, the portfolio turnover rate of the Value Fund is not expected to exceed 100% in the coming year.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption of Shares. The Prospectus fully describes how shares of the Funds may be purchased and redeemed. That disclosure is incorporated by reference into this SAI. Please read the Prospectus carefully.

Pricing of Shares. The net asset value of each Fund is determined in the manner described in the Prospectus. Securities held by each Fund other than the Money Market Fund will be valued as follows: portfolio securities which are traded on stock exchanges are valued at the last sale price on the principal exchange as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between the bid and asked prices. Securities traded in the over-the-counter market and included in the National Market System are valued at the mean between the bid and asked prices which may be based on the valuations furnished by a pricing service or from independent securities dealers. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under procedures or guidelines established by the Board of Trustees, including valuations furnished by pricing services retained by GW Capital Management.

The net asset value per share of the Money Market Fund is determined by using the amortized cost method of valuing its portfolio instruments. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued daily as income over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the Fund's investments assuming the instrument's obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized costs may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. For all Funds, securities with remaining maturities of not more than 60 days are valued at amortized cost, which approximates market value.

The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The Board of Trustees periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the Board of Trustees will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or if not available, at fair market value as determined in good faith by the Board of Trustees, and in kind redemption of portfolio securities (considered highly unlikely by management of the Trust).

                                    INVESTMENT PERFORMANCE

The Funds may quote measure of investment performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicated future returns.

Money Market Fund

In accordance with regulations prescribed by the SEC, the Trust is required to compute the Money Market Fund's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

The SEC also permits the Trust to disclose the effective yield of the Money Market Fund for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the annualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. . The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Fund, the types and quality of portfolio securities held by the Fund, and its operating expenses.

Other Funds

Standardized Average Annual Total Return Quotations. Average annual total return quotations for shares of a Fund are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

P(I+T)n   = ERV

Where:    P = a hypothetical initial payment of $1,000

          T = average annual total return

          n = number of years

          ERV = ending redeemable value of the hypothetical $ 1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

One of the primary methods used to measure performance is "total return." Total return will normally represent the percentage change in value of a Fund, or of a hypothetical investment in a Fund, over any period up to the lifetime of the Fund. Unless otherwise indicated, total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period.

Total return
percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.

Each Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

Standardized Yield Quotations. The yield of a Fund is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share on the last day of such base period in accordance with the following formula:


     2[(a - b + 1 )6 - 1 ]
        _____
        (cd)

     Where:    a = net investment income earned during the period


               b = net expenses accrued for the period


               c = the average daily number of shares outstanding during the period that were entitled to receive dividends


               d = the maximum offering price per share

Net investment income will be determined in accordance with rules established by the SEC.

Calculation of Total Return. Total return is a measure of the change in value of an investment in a Fund over the time period covered . In calculating total return, any dividends or capital gains distributions are assumed to have been reinvested in the Fund immediately rather than paid to the investor in cash. The formula for total return includes four steps (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of they hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Fund has not been in existence for at least ten years.

     FORMULA: P(1+T) to the power of N = ERV

     WHERE: T = Average annual total return


     N = The number of years including portions of years where applicable for which the performance is being measured


     ERV = Ending redeemable value of a hypothetical $1.00 payment made a the inception of the portfolio

     P = Opening redeemable value of a hypothetical $1.00 payment made at the inception of the portfolio

The above formula can be restated to solve for T as follows:

     T = [(ERV/P) to the power of 1/N]-1


Performance Comparisons

Performance information contained in reports to shareholders, advertisement, and other promotional materials may be compared to that of various unmanaged indexes. These indexes may assume the reinvestment of dividends, but generally do not reflect deductions for operating expenses.

Advertisements quoting performance rankings of a Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morning Star, Inc., and advertisements presenting a Fund's the historical performance, may form time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or any other media on behalf of the Funds.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of any Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

The Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each of the Funds will seek to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund will not be subject federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Each Fund will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Fund made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to the Fund's principal business of investing in stock and securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, currencies (the "Income Requirement").

Certain debt
securities purchased by a Fund (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for Federal income tax purposes. Whether or not a Fund actually receives cash, it is deemed to have earned original issue discount income that is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.

In addition, a Fund may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time the Fund purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security and the date on which it was issued. For a debt security issued after July 18, 1984 having a fixed maturity date of more than six months from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security issued on or before July 18, 1984 (unless a Fund makes the election to include market discount in income currently), or any debt security having a fixed maturity date of not more than six months from the date of issue, the gain realized on disposition will be characterized as long-term or short-term capital gain depending on the period a Fund held the security. A Fund may be required to capitalize, rather than deduct currently, part of all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless such Fund makes the election to include market discount in income currently).

At the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets must consist of cash or cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test").

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of the Fund. In such event, such distributions generally will be eligible for the dividends-received deductions in the case of corporate shareholders.

If a Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for subsequent taxable years only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Fund might also be required to pay to the U.S. Internal Revenue Service interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.

If a Fund determines that the Fund will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

U.S.
Treasury regulations may permit a regulated investment company, in determining its investment company taxable income and undistributed net capital for any taxable year, to treat any capital loss incurred after October 31 as if it had been incurred in the succeeding year. For purposes of the excise tax, a regulated investment company may: (I) reduce its capital gain net income by the amount of any net ordinary loss for any calendar year; and (ii) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will generally not qualify for the 70% dividends-received deduction for corporations.

A Fund may either retain or distribute to shareholders the Fund's net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his or her shares. Conversely, if a Fund elects to retain net capital gain, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the then current applicable corporate tax rate. If a Fund elects to retain its net capital gain, it is expected the Fund will also elect to have shareholders treated as having received a distribution of such gain, with the result that the shareholders will be required to report their respective shares of such gain on their returns as long-term capital gain, will receive a refundable tax credit for their allocable share of tax paid by the Fund on the gain, and will increase the tax basis for their shares by an amount equal to the deemed distribution less the tax credit.

Investors should be careful to consider the tax implications of purchasing shares just prior to the next dividend date of any ordinary income dividend or capital gain dividend. Those purchasing just prior to an ordinary income dividend or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and will reduce) the shareholder's tax basis in his or her shares; any excess will be treated as gain from the sale of his or her shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, distributions declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Fund) on December 31, of such calendar year if such distributions are actually made in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Sale or Redemption of Fund Shares

A shareholder will recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than 18 months. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, special holding period rules provided in Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. For shareholders who are individuals, long term capital gains (those arising from sales of assets held for more than 18 months) are currently taxed at rates of 10-20%; mid-term gains (those arising from sales of assets for more than 12 months) are currently taxed at the same rate as the individual's ordinary income, subject to a maximum rate of 28 percent and the deduction of capital losses is subject to limitation. Each January, the Fund will provide to each investor and to the IRS a statement showing the tax characterization of distributions paid during the prior year.

Backup Withholding

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Each Fund also reserves the right to close accounts that fail to provide a certified tax identification number, by redeeming such accounts in full at the current net asset value.

Foreign Shareholders

The U.S. federal income taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income for a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate, if applicable) upon the gross amount of the dividend. Such foreign shareholders generally would be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and on capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by the foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 20% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investments in the Funds.

                               OTHER INFORMATION

Organization of the Trust

The Trust is an open-end management investment company organized as a Delaware business trust on July 23, 1996. The Trust has authorized capital of an unlimited number of shares of beneficial interest in the Trust. Shares may be issued in one or more series of shares, and each series may be issued in one or more classes of shares. Presently, each Fund represents a separate series of shares. The Trustees have authorized the issuance of two classes of shares of the Orchard Value Fund designed as Class A and Class B shares and may establish additional series or classes in the future.

The assets of the Trust received for the sale of shares of a Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of a Fund are accounted for separately on the books of the Trust, and are to be charged with the liabilities with respect to such Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated between the Funds in a manner deemed to be fair and equitable by the Board of Trustees. In the event of dissolution or liquidation of a Fund, the Board of Trustees will distribute the remaining proceeds or assets of the Fund ratably among its shareholders.

Shareholder and Trustee Liability

Shareholders of a business trust such as the Trust may, under certain circumstance, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that every note, bond, contract or other undertaking entered into or executed by the Trust or the trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Fund's assets of any shareholders held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. In addition, under Delaware law, shareholders of the Funds are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. In view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the trustees will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects the trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Voting Rights

The shares of the Funds have no preemptive or conversion rights. Voting and dividends rights, the right or redemption, and exchange privileges are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or any Fund may, as set forth in the Declaration of Trust, call meetings of the Trust or a Fund for any purpose related to the Trust or Fund, as the case may be, including in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more trustees. The Trust or any Fund may be terminated upon the sale of its assets to another investment company (as defined in the Investment Company Act of 1940, as amended), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or the Fund. If not so terminated, the Trust or the Fund will continue indefinitely.

Custodian

The Bank of New York, One Wall Street, New York, New York 10286, is custodian of the Funds' assets. The custodian is responsible for the safekeeping of a Fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. However, a Fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

Transfer and Dividend Paying Agent

Financial Administrative Services Corporation ("FASCorp"), 8515 East Orchard Road, Englewood, Colorado 80111 serves as the Funds' transfer agent and dividend paying agent.


Independent Auditors


Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202,

serves as the Funds' independent auditors. Deloitte & Touche LLP examines financial statements for the Funds and provides other audit, tax, and related services.


                                     FINANCIAL STATEMENTS

The Trust's

and each Fund's audited financial statements as of October 31, 1998 together with the notes thereto and the report of Deloitte & Touche LLP are incorporated into this Statement of Additional Information by reference to the Fund's N-30D (annual report) filed with the Securities and Exchange Commission via EDGAR on December 30, 1998.

                                    APPENDIX


     Corporate Bond Ratings by Moody's Investors Service, Inc.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B - Bonds where are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Corporate Bond Ratings by Standard & Poor's Corporation


AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for bonds rated BBB than for bonds in the A category.

BB, B, CCC, and CC Standard & Poor's describes the BB, B, CCC and CC rated issues together with issues rated CCC and CC. Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C - The rating C is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Commercial Paper Ratings by Moody's Investors Service, Inc.

Prime-1 - Commercial Paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Prime-2 Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

Prime-3 Issuers in the Commercial Paper market rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Commercial Paper Ratings by Standard & Poor's Corporation

A Issuers assigned this highest rating are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 - Capacity for timely payment for issuers with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 Issuers carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                                     PART C

                                OTHER INFORMATION

Item 22. Financial Statements



The financial statements are incorporated by reference to Registrant's N-30D filed via EDGAR on December 30, 1998.



Item 23. Exhibits


Items (a)-(c) are incorporated by reference to Registrant's Registration Statement dated July 30, 1996.

Item (d) is incorporated by reference to Registrant's Post-Effective Amendment No 3 to its Registration Statement dated February 27, 1998.

Items (e) and (g) are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to its Registration Statement dated January 28, 1997.
Item (f) is not  applicable.

Item (h) - the Transfer Agency Agreement - is incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to its Registration Statement dated January 28, 1997.



     Item (i) is

incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to its Registration Statement dated January 28, 1997.

Item (j), written consent of Deloitte & Touche LLP, Independent Auditors for the Trust

is filed herewith.



Item (k) is not applicable.



Item (l) is incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to its Registration Statement dated January 28, 1997.



Items (m) and (o) are incorporated by reference to Registrant's Post-Effective Amendment No. 5 to its Registration Statement dated July 17, 1998.

Item (n) is

incorporated by reference to Registrant's N-30D filed via EDGAR on December 30, 1998.



Item 24. Persons Controlled by or under Common Control with Registrant.


          See page C-2.

Item 25.
               Indemnification.

Article X of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present trustee or officer of the Trust. It states that the Registrant shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connection with any claim, action suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

          ORGANIZATIONAL CHART

Power Corporation of Canada 100%
 - 2795957 Canada Inc. 100%
  - 171263 Canada Inc. 67.7%
   - Power Financial Corporation 81.2%
      - Great-West Lifeco Inc.
              99.6% - The Great-West Life Assurance Company

                    100% - Great-West Life & Annuity Insurance Company
                       100% - Anthem Health & Life Insurance Company
                       100% - First Great-West Life & Annuity Insurance Company 100% - GW Capital Management, LLC
                              100% - Orchard Capital Management, LLC
                              100% - Greenwood Investments, Inc.
                         100% - Financial Administrative Services Corporation 100% - One Corporation
                              100% - One Health Plan of Illinois, Inc.
                              100%  - One  Health Plan of Texas, Inc.
                              100% - One Health Plan of California, Inc.
                              100% - One Health Plan of Colorado, Inc.
                              100% - One Health Plan of Georgia, Inc.
                              100% - One Health Plan of North Carolina, Inc. 100% - One Health Plan of Washington, Inc.
                              100% - One Health Plan of Ohio, Inc.
                              100% - One Health Plan of Tennessee, Inc.
                              100% - One Health Plan of Oregon, Inc.
                              100% - One Health Plan of Florida, Inc
                              100% - One Health Plan of Indiana, Inc.
                              100% - One Health Plan of Massachusetts, Inc.

                               100% - One Health Plan of Michigan, Inc.
                               100% - One Health Plan of Minnesota, Inc.
                               100% - One Health Plan of New York, Inc.

                               100% - One Health Plan, Inc.
                               100% - One Health Plan of Alaska, Inc.
                               100% - One Health Plan of Arizona, Inc.
                               100% - One of Arizona, Inc.
                               100% - One Health Plan of Maine, Inc.
                               100% - One Health Plan of Nevada, Inc.
                               100% - One Health Plan of New Hampshire, Inc. 100% - One Health Plan of New Jersey, Inc.
                               100% - One Health Plan of South Carolina, Inc. 100% - One Health Plan of Wisconsin, Inc.
                               100% - One Health Plan of Wyoming, Inc.
                               100% - One Orchard Equities, Inc.
                        100% - Great-West Benefit Services, Inc.
                        100% - Benefits Communication Corporation
                              100% - BenefitsCorp Equities, Inc.
                        100% - Greenwood Property Corporation
                         95% - Maxim Series Fund, Inc.*
                         100% - GWL Properties Inc.
                              100% - Great-West Realty Investments, Inc.
                              50% - Westkin Properties Ltd.
                         92%**- Orchard Series Fund 100% - Orchard Trust Company

* 5% New England Life Insurance  Company
** 8% New England Life Insurance Company

Item 26. Business and Other Connections of Investment Adviser.

Registrant's  investment  adviser,  GW  Capital  Management,  LLC  ("GW  Capital
Management"), is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), which is a wholly-owned subsidiary of The Great-West Life Assurance Company. GW Capital Management provides investment advisory services to various unregistered separate accounts of GWL&A and to Great-West Variable Annuity Account A and the Maxim Series Fund, Inc., which are registered investment companies. The directors and officers of GW Capital Management have held, during the past two fiscal years, the following positions of a substantial nature.

Name                                         Position(s)
----                                         ----------

John T. Hughes
                             Director,   Chairman   of  the  Board  and
                             President, GW Capital Management; Senior Vice President and Chief Investment Officer (U.S. Operations), Great-West; Senior Vice President, Chief Investment Officer, GWL&A; Chairman of the Board, GWL Properties Inc.

Wayne Hoffmann               Director,  GW Capital  Management;  Vice President
                             Investments,  Great-West and GWL&A.

Mark S.  Hollen          Director,  GW Capital  Management;  Vice  President,
                         Financial Services,   Great-West  and  GWL&A;  Chief
                         Operating  Officer,   Financial Administrative Services
                         Corporation.

James M. DesmondVice     President, GW Capital Management;  Assistant Vice
                         President, Investments, Great-West and GWL&A.

David G. McLeod          Treasurer,  GW Capital  Management;  Vice  President,
                         Investment Administration,  Great-West,  GWL&A and
                         Financial Administrative Services Corporation.

Beverly  A.  Byrne       Secretary,   GW  Capital   Management; Assistant Vice-
                         President and Associate Counsel, Great-West;  Assistant
                         Vice-President, Associate Counsel and Assistant
                         Secretary,  GWL&A;  Assistant Counsel  and  Secretary,
                         Financial  Administrative  Services  Corporation;
                         Secretary,  One  Orchard  Equities,  Inc.,
                         BenefitsCorp  Equities,  Inc.,  Great-West  Variable
                         Annuity Account A, Maxim  Series  Fund,  Inc., Benefits
                         Communication Corporation, Greenwood Investments, Inc.
                         and Great-West Benefit Services, Inc.

Item 27. Principal Underwriter.


(a) Not applicable.


(b) The principal business address of the directors and officers of One Orchard Equities, Inc. named below is 8515 East Orchard Road, Englewood, Colorado 80111.



Name                Positions  and  Offices           Positions  and  Officers
                         with Registrant                    with  Underwriter
------              ---------------------                 --------------------

Steve Miller        Director and President                  None

Stan Kenyon         Director                                None

Steve Quenville     Director                                None

Glen R. Derback     Treasurer                               None

Beverly A. Byrne    Secretary                               Secretary


(c) Not applicable.


Item 28.Location of Accounts and Records.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Orchard Series Fund, 8515 East Orchard Road, Englewood, Colorado 80111; GW Capital Management, LLC, 8515 East Orchard Road, Englewood, Colorado 80111; or Financial Administrative Services Corporation, 8515 East Orchard Road, Englewood, Colorado 80111.

Item 29. Management Services.


Not
applicable.

Item 30. Undertakings.

(a) Not applicable.

(b) Not applicable.

(c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(d) Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940 as it relates to the assistance to be rendered to shareholders with respect to the calling of a meeting to replace a trustee.

SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 7 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Englewood in the State of Colorado on the 1st day of March, 1999.



ORCHARD SERIES FUND



/s/  D.L  Wooden

D.L. Wooden

President



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature
Title
Date



/s/  D.L.
Wooden
President
D.L. Wooden
and
Trustee

3/1/99



/s/  D.G.
McLeod
Treasurer
D.G. McLeod

3/1/99



/s/  R.P.

Koeppe*
Trustee
R.P. Koeppe

3/1/99



/s/   R.

Jennings*
Trustee
R. Jennings

3/1/99

Signature
Title
Date



/s/  J.D.
Motz
Trustee
J.D. Motz

3/1/99



/s/   S.
Zisman*
Trustee
S. Zisman

3/1/99




*By:  /s/  Beverly A. Byrne
B.A. Byrne

Attorney-in-fact pursuant to Powers of Attorney filed under Post-Effective Amendment No. 1 to the Registration Statement




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                                         EXHIBIT INDEX


Exhibit
Description

23 Powers of Attorney*

23(1) Declaration of Trust**

23(2) Bylaws**

23(c) Instruments Defining Rights of Security Holders**

23(d)Form  of   Investment   Advisory   Agreement  +  23(e)  Form  of  Principal
Underwriting Agreement** 23(g) Form of Custodian Agreement** 23(h) Form of Transfer Agency Agreement** 23(i) Opinion of R.B. Lurie** 23(j) Consent of Deloitte & Touche LLP +* 23(l) Form of Subscription Agreement.** 23(m)) Form of Rule 12b-1 Plan for Orchard Value Fund ++ 23(n) Financial Data Schedule ++ 23(o) Rule 18f-3 Plan for Orchard Value Fund ++


* Filed with Post-Effective Amendment No. 1. ** Filed with Pre-Effective Amendment No. 2. + Filed with Post-Effective Amendment. No. 3.

+*Filed with this Post-Effective Amendment. No. 7.

++Filed  with Post-Effective Amendment No. 5.

++ Filed with Registrant's N-30D via EDGAR on December 29, 1998 and incorporated herein by reference.



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